SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

PLANKTOS CORP.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required.

☑	Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11.

	1)	Title of each class of securities to which transaction applies: Common Stock

	2)	Aggregate number of securities to which transaction applies: 45,000,000

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $1.18
(Average of the close and bid on June 4, 2007)

	4)	Proposed maximum aggregate value of transaction: $53,100,000

	5)	Total fee paid: $1,630.17

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

PLANKTOS CORP.

Oceanic Plaza

Suite 2680-1066 West Hastings Street

Vancouver, British Columbia

Canada V6E 3X2

NOTICE OF ACTION TAKEN WITHOUT A STOCKHOLDER MEETING

June __, 2007

To the Stockholders of Planktos Corp.:

The attached information statement is being delivered by Planktos Corp. (the “Corporation”) in connection with the approval by the holders of a majority of our voting stock of (a) the Securities Exchange Agreement and Plan of Exchange that will cause us to acquire Planktos, Inc. and (b) an amendment to our articles of incorporation that will increase our authorized common stock from one hundred million (100,000,000) shares, par value $0.001 to two hundred and fifty million (250,000,000) shares, par value $0.001.

On May 29, 2007, the Corporation’s board of directors passed resolutions that approved the execution of the Securities Exchange Agreement and Plan of Exchange and the amendment to Article IV of our articles of incorporation. The measures recited by the board of directors included a call for stockholders action to approve these resolutions.

On May 31, 2007, the holders of a majority of the outstanding shares of the Corporation’s common stock entitled to vote executed a written consent in accordance with the provisions set forth in Title 7, Article 78, Section 390 of the Nevada Revised Statutes and Article II, Section 10 of the Corporation’s bylaws that approved the Securities Exchange Agreement and Plan of Exchange and the amendment to our articles of incorporation.

This letter and the accompanying information statement are being distributed to you, our stockholders, in accordance with the requirements of Title 7, Article 78, Section 390 of the Nevada Revised Statutes and Section 14(c) of the Securities Exchange Act of 1934, as amended. The attached information statement describes the particulars of the Securities Exchange Agreement and Plan of Exchange and the amendment to our articles of incorporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Thank you for your continued interest in and support of Planktos Corp.

By Order of the Board of Directors

------------

Russ George

Chief Executive Officer and Director

i

ii

PLANKTOS CORP. INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED

NOT TO SEND US A PROXY.

Unless we indicate otherwise or unless the context requires otherwise, all references in this information statement to “we,” “us,” “our,” or the “Corporation” are to Planktos Corp. (formerly Diatom Corporation), all references to “Solar” are to Solar Energy Limited, all references to “Planktos” are to Planktos, Inc. and all references to the “Agreement” are to the Securities Exchange Agreement and Plan of Exchange executed on January 12, 2007 by and between the Corporation, Solar, and Planktos.

INTRODUCTION

This information statement is being mailed on or about June __, 2007 to all stockholders of record of the Corporation as of the close of business on May 31, 2007, in connection with the approval of the Agreement and the amendment to our articles of incorporation. The Agreement is incorporated herein by reference to our Form 8-K filed with the Securities and Exchange Commission on January 19, 2007.

On May 29, 2007, the Corporation’s board of directors passed resolutions to approve the Agreement that will cause us to acquire Planktos and to amend our articles of incorporation to increase the number of authorized common shares from 100,000,000, par value $0.001 to 250,000,000, par value $0.001. The aggregate market value of the acquisition, based upon the value of our shares being issued in the transaction as of June 4, 2007, is $53,100,000.

The Agreement and the amendment to our articles of incorporation were approved by the written consent of the holders of a majority of the issued and outstanding shares of the Corporation’s common stock entitled to vote, in accordance with the provisions set forth in Title 7, Article 78, Section 390 and Title 7, Article 92a, Section 120 of the Nevada Revised Statutes and Article II, Section 10 of the Corporation’s bylaws. We decided to obtain a written consent of approval in order to eliminate the cost and delay involved in holding a special meeting of our stockholders.

The record date for purposes of determining the stockholders entitled to vote and to whom this information statement is to be sent is May 31, 2007. As of the record date, we had 83,073,873 shares of common stock issued and outstanding that was entitled to vote on approving the Agreement and the amendment to our articles of incorporation, with each share of common stock entitled to one vote. By written consent, the holders of 47,392,238 shares of the issued and outstanding common stock, representing approximately 57% of the votes entitled to be cast, approved the Agreement and the amendment.

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Agreement may not be consummated and the amendment may not be effected until at least 20 calendar days after this information statement is sent or given to the Corporation’s stockholders. We anticipate that the Agreement will be consummated and the amendment to our articles of incorporation will be effected on or before July __, 2007.

There will not be a meeting of stockholders to approve the Agreement or the amendment to our articles of incorporation and none is required under Title 7, Article 78, Section 320 of the Nevada Revised Statutes since these actions have already been approved the holders of a majority of the outstanding shares of the Corporation’s voting common stock by written consent.

Title 7, Article 78, Section 370 of the Nevada Revised Statutes mandates that if a written consent is signed by less than the unanimous consent of all stockholders entitled to vote, the Corporation must give notice of the actions taken to all stockholders who were entitled to vote on the consent actions but who have not consented to the actions. This information statement is intended to provide you with the required notice.

QUESTIONS AND ANSWERS

Q.	Why did I receive this information statement?

A.	Applicable laws require us to provide you with information pertaining to the approval of the Agreement to acquire Planktos and to the amendment of our articles of incorporation.

Q.	Why does the Corporation intend to acquire Planktos?

A.

On August 17, 2005 we signed an iron-fertilization prove-out and purchase agreement with Solar and Planktos. The agreement enabled us to acquire the marketing and intellectual property rights connected to the sequestration of carbon dioxide through iron fertilization of the oceans. Due to delays in the implementation of the agreement, we decided that it was in the best interests of the Corporation to acquire Planktos outright as the most focused structure by which to be fully engaged in the development, production and eventual sale of sequestered carbon dioxide credits.

Q.	Will the acquisition of Planktos constitute a change in control of the Corporation?

A.

Yes. The issuance of 45,000,000 new shares will constitute a change of control of the Corporation as we are required to cancel 45,000,000 outstanding shares prior to closing the Agreement. Further, Solar, at its option, is entitled to nominate up to three of five directors. Should Solar choose to exercise this option this action would also constitute a change of control.

Q.	When do you expect the acquisition to close?

A.	We expect to close the acquisition of Planktos on or after the twentieth (20th) day following the mailing of this information statement to our stockholders.

Q.	How will the acquisition be consummated?

A.	The Corporation will acquire 100% of the outstanding shares of Planktos from Solar in exchange for 45,000,000 shares of our common stock.

Q.	Why does the Corporation intend to increase its authorized common stock to 250,000,000?

A.

The Corporation intends to increase the number of authorized common shares to ensure that we have sufficient stock to facilitate future equity financings, enable business acquisitions, and solidify new business relationships, or for other corporate purposes.

Q.	When do you expect the amendment to become effective?

A.

The Corporation expects to file the amendment to our articles of incorporation with the Nevada Secretary of State on or after the twentieth (20th) day following the mailing of this information statement to our stockholders.

Q.	Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of common stock have already approved the Agreement and the amendment to our articles of incorporation pursuant to written consent in lieu of a stockholders meeting. Such approval, together with the approval of our board of directors, is sufficient under Nevada law, and no further approval by our stockholders is required.

Q.	What do I need to do now?

A.	Nothing. This information statement is purely for your information and does not require or request you to do anything.

Q:  Does Nevada have dissenters’ rights of appraisal?

A:	Stockholders of Nevada domestic corporations that are owners of an acquiring corporation do not have dissenters’ rights of appraisal under Nevada law.

Q:   How can I obtain a copy of the Corporation’s 10-KSB?

A:	A copy of the Corporation’s most recent fiscal year end report on Form 10-KSB, for the period ended December 31, 2006, may be obtained at no charge by sending a written request to the Corporation’s corporate address. The Form 10-KSB is also available on the Commission’s website at www.sec.gov.

Q.	Whom can I contact with questions?

A.	If you have any questions about any of the actions to be taken by the Corporation, please contact Joel Dumaresq at (604) 648-3506.

SUMMARY TERM SHEET FOR THE APPROVAL OF THE AGREEMENT

The acquisition of Planktos will result in a change in business and will result in a change in control of the Corporation.

This summary highlights selected information from this information statement related to the acquisition of Planktos and may not contain all of the information that is important to you. To understand the transaction fully, and for a more complete description of the terms of the acquisition, you should carefully read this entire information statement, including the Agreement attached hereto as Exhibit 1. We have included page references in this summary to direct you to the appropriate place in this information statement and the exhibits for a more complete description of the topics presented.

CONTACT INFORMATION

Planktos Corp.                                                                                Solar Energy Limited

2680-1066 West Hastings Street                                                     145-925 West Georgia Street

Vancouver, British Columbia                                                            Vancouver, British Columbia

Canada V6E 3X2                                                                            Canada V6E 3L2

Tel: (604) 648-3506                                                                        Tel: (604) 669-4771

Attn: Joel Dumaresq                                                                         Attn: Drew Wallace

BUSINESS CONDUCTED

Planktos Corp. (page 15)

The Corporation was incorporated as eWorld Travel Corp on December 10, 1998 to provide internet-based travel services. The Company changed it name to GYK Ventures, Inc. on September 23, 2002, and to Diatom Corporation on July 8, 2005. On August 17, 2005, the Corporation entered into an Iron-Fertilization Prove-Out and Purchase Agreement with Planktos and its parent company, Solar to provide developmental funding for Planktos’ “iron-fertilization” prove out program of its carbon dioxide (“CO2”) sequestration process. The process is designed to capture CO2 from the earth’s marine environment using a proprietary “iron fertilization” process to generate commercial quantities of verifiable carbon credits to meet global demands for CO2 reduction. We initially intended to work with Solar with the prove-out of the technology and acquire the marketing rights for the resultant carbon credits. However, due to delays in Solar’s prove-out program the Corporation decided instead to acquire Planktos pursuant to the terms of the Agreement. On March 7, 2007 we changed our name to “Planktos Corp.”

Planktos, Inc. (page 22)

Planktos was incorporated in the State of California on February 11, 2005 as a research and development company. Planktos is staffed by scientists dedicated to improving the world’s marine and terrestrial environments by focusing on the marketable opportunities attendant to the Kyoto Protocol. Planktos’ near term commercial objective is to produce carbon credits utilizing proprietary technology designed to restore the world’s oceans and forests as a means by which to sequester CO2 in the environment.

Planktos’ audit expressed substantial doubt as to its ability to continue as a going concern as a result of (i) losses of $741,271 from inception until December 31, 2006, (ii) negative cash flows from operations for the period ended December 31, 2006, and (iii) a working capital deficiency of $704,790 at December 31, 2006. Planktos’ future revenues are dependent on the production and sale of carbon credits.

THE ACQUISITION (page 12)

The Corporation’s board of directors executed a resolution requiring that stockholders approve the Agreement between the Corporation and Solar whereby the Corporation will acquire 100% of the outstanding ownership or right to ownership of Planktos. The stockholders approved the Agreement on June 6, 2007 and authorized the Corporation’s officers to close the transaction subject to the terms and conditions provided therein. The consummation of the Agreement will cause the Corporation to acquire Planktos as a wholly owned subsidiary. The Corporation intends to be fully engaged in the production and eventual sale of sequestered carbon dioxide credits.

The Agreement (page 12 and attached hereto as Exhibit 1)

Upon the terms and subject to the conditions of the Agreement, the Corporation will exchange 45,000,000 (post forward split, dated March 8, 2007) shares of our common stock for 100% of Planktos.

Closing of the Transaction (page 12)

The closing of the Agreement will take place on or before July __, 2007, at the offices of the Corporation.

Conditions Precedent to the Transaction (page 12)

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

■ Satisfying our obligation to make available to Planktos working capital of no less than $1,000,000 on or prior to closing;

■ Cancelling 45,000,000 outstanding common shares on or prior to closing;

■ Obtaining stockholder approval of the Agreement prior to Closing;

■ Permitting Solar the option to nominate up to three individuals for appointment to our board of directors;

■ Changing the name of the Corporation to “Planktos Corp.”

Representations and Warranties within the Transaction (page 12)

The Corporation, Solar and Planktos represent and warrant a number of conditions within the Agreement.

Interests of Our Executive Officer and Directors in the Transaction (page 12)

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

■	Russ George, chief executive officer and a director of the Corporation, owns 0 shares of the Corporation. However, Mr. George is a Solar stockholder and the president of Planktos. Mr. George will not receive shares in connection with the closing of the transaction;

■	Robert Fisher, a director of the Corporation, owns 50,000 shares of the Corporation and will not receive additional shares in connection with the closing of the transaction; and

■	Joel Dumaresq, a director of the Corporation, owns 0 shares of the Corporation and will not receive shares in connection with the closing of the transaction.

Change of Control (page 13)

On or before closing the Agreement, the Corporation will cancel 45,000,000 outstanding shares and issue 45,000,000 new shares to Solar. The issuance to Solar will constitute a change of control since the Corporation’s current stockholders will retain approximately 45.8% of the issued and outstanding common shares after the issuance while Solar will acquire approximately 54.2% of the Corporation’s outstanding common shares.

The Corporation currently has three directors. The Agreement stipulates that on the closing of the transaction Solar will have the right to nominate up to three individuals for appointment to the Corporation’s board of directors. Should Solar choose to exercise this right, the appointment of up to three new directors will be considered a change of control.

The Corporation anticipates that the next annual meeting of the stockholders will be held later this year, at which meeting stockholders will be afforded the opportunity to elect a new slate of directors.

The Consideration Offered To Stockholders (page 13)

There is no consideration being offered to stockholders of the Corporation.

The Reasons For Engaging In The Transaction (page 13)

The Corporation’s board of directors believes that the growth prospects for the application and commercialization of Planktos’ proprietary CO2 sequestration process is a suitable business opportunity on which to focus our efforts.

The Vote Required For Approval Of The Transaction (page 13)

Approval of the Agreement required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. By written consent the holders of 47,392,238 shares of the issued and outstanding common stock, representing approximately 57% of the votes entitled to be cast, approved the Agreement.

Material Differences In The Rights Of Security Holders As A Result Of The Transaction (page 14)

There will be no material differences in the rights of our security holders as a result of the acquisition of Planktos.

Accounting Treatment Of The Transaction (page 14)

The acquisition will be accounted for as a reverse acquisition or recapitalization of Planktos in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences Of The Transaction (page 14)

Our stockholders will not recognize gain or loss as a result of the Agreement. The acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

In addition, neither the Corporation nor Solar will recognize any gain or loss as a result of the acquisition as the valuation of Planktos’ shares will be deemed equivalent to the valuation of the Corporation’s shares.

REGULATORY APPROVALS (page 14)

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS (page 14)

The Corporation has not obtained any reports, opinions, or appraisals in connection with its acquisition of Planktos.

PAST CONTRACTS, TRANSACTIONS OR NEGOTIATIONS (Corporate History, page 15)

On August 17, 2005, we entered into an Iron-Fertilization Prove-Out and Purchase Agreement with Planktos and its parent company, Solar to provide developmental funding for Planktos’ “iron-fertilization” prove out program of its carbon dioxide CO2 sequestration process. Due to delays in the implementation of the agreement, we decided that it was in our best interests to acquire Planktos outright as the most focused structure by which to be fully engaged in the development, production and eventual sale of sequestered carbon dioxide credits.

PRO FORMA FINANCIAL DATA

The following is a summary of unaudited, pro forma, financial data as of and for the periods ended March 31, 2007 and December 31, 2006, for the Corporation and Planktos. The pro forma financial data is based on pro forma financial data attached hereto. The pro forma balance sheet and statement of operations data are presented as if the acquisition of Planktos by the Corporation had occurred on March 31, 2007 and December 31, 2006.  The pro forma financial data is presented for informational purposes and is not necessarily indicative of either the future results of operations or the results of operations that would have occurred if the acquisition had been consummated on any date. You should read the following pro forma financial data along with other financial information contained elsewhere in this information statement.

BALANCE SHEETS
                                                                                       Proforma            Proforma
                                                                                     Consolidated        Consolidated
                                                                                         March             December
                                                                                       31, 2007            31, 2006
                                                                                    ----------------    ----------------
                                                                                    ----------------
                                                                                      (Unaudited)         (Unaudited)
ASSETS
       CURRENT ASSETS
           Cash                                                                  $          268,106             221,359
           Advances receivable                                                               94,171              86,956
           Prepaid expenses                                                                   1,474               7,162
           Deposits                                                                           4,720               4,720
                                                                                    ----------------    ----------------
                                                                                    ----------------
                    Total Current Assets                                                    368,471
       OTHER ASSETS
           Vessel and other fixed assets, net of depreciation                               805,434                   -
                                                                                    ----------------    ----------------
                                                                                    ----------------    ----------------
                 Total Other Assets                                                         805,434                   -

       TOTAL ASSETS                                                              $        1,173,905             320,197
                                                                                                        ----------------
                                                                                    ----------------    ----------------

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
       CURRENT LIABILITIES
           Accounts payable                                                      $            8,723               1,316
           Accrued liabilities                                                                   54               6,501
           Other current liabilities                                                         22,500                   -
           Advances payable                                                                 939,750             939,750
           Loan payable                                                                      97,511             174,511
                                                                                    ----------------    ----------------
                                                                                    ----------------
                 Total Current Liabilities                                                1,068,538           1,122,078
                                                                                    ----------------    ----------------

       STOCKHOLDERS' EQUITY (DEFICIT)
           Common stock, authorized 100,000,000 shares
             of $0.001 par value, issued and outstanding, 83,073,838 at
             March 31, 2007, 77,438,838  at December 31, 2006                                83,074              77,439
           Additional paid-in capital                                                     5,139,932           3,434,349
           Deficit accumulated during development stage                                 (5,117,639)         (4,313,669)
                                                                                    ----------------    ----------------
                                                                                    ----------------
                 Total Stockholders' Equity (Deficit)                                       105,367           (801,881)
                                                                                    ----------------    ----------------
                                                                                    ----------------

       TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY                               $        1,173,905             320,197
                                                                                    ----------------    ----------------

 CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                    Proforma             Proforma
                                                                                  Consolidated         Consolidated
                                                                                      March              December
                                                                                    31, 2007             31, 2006
                                                                                ------------------    ----------------
                                                                                   (Unaudited)          (Unaudited)

                                                                                                                    $
                                                                                                $
 REVENUES                                                                                       -                   -

 OPERATING EXPENSES
      General and administrative                                                          422,043             573,338
      Marketing and selling                                                                41,160              31,556
      Research and development                                                             50,000              42,660
      Vessel operating costs                                                              253,849                   -
                                                                                ------------------    ----------------
         Total Operating Expenses                                                         767,052             647,554
                                                                                ------------------    ----------------
 LOSS FROM OPERATIONS                                                                   (767,052)           (647,554)
                                                                                ------------------    ----------------

 OTHER INCOME (EXPENSE)
      Other income                                                                              -              32,119
      Interest income                                                                         300               3,522
      Charitable contribution                                                            (25,000)                   -
      Interest expense                                                                   (12,218)            (39,938)
      Write down of marketing rights                                                            -           (250,000)
                                                                                ------------------    ----------------
         Total Other Income (Expense)                                                    (36,918)           (254,297)
                                                                                ------------------    ----------------
 NET LOSS BEFORE INCOME TAX                                                             (803,970)           (901,851)

 INCOME TAX EXPENSE                                                                             -                   -
                                                                                ------------------    ----------------

 NET LOSS                                                                           $   (803,970)          $(901,851)
                                                                                ------------------    ----------------

RISK FACTORS

Our business, financial condition and results of operations could be adversely affected by any of the following risks, which could cause the trading price of our common stock to decline.

Risks Relating to the Acquisition of Planktos

Terms determined in the Agreement will result in a change of control of the Corporation.

The issuance of 45,000,000 new shares to Solar in exchange for Planktos will constitute a change of control of the Corporation as we are required to cancel 45,000,000 outstanding shares prior to closing. Further, Solar, at its option, is entitled to nominate up to three of five directors. Should Solar choose to exercise this option this action would constitute a change of control. Any change of control could negatively impact our stockholders.

We may not realize the anticipated benefits from the acquisition which could cause our stock price to decline.

We may not achieve the benefits we are seeking from the acquisition. Planktos may not be successful in its efforts to produce and sell credits related to carbon sequestration. As a result, our operations and financial results may be less rewarding than anticipated, which may cause the market price of our common stock to decline.

The acquisition of Planktos could decrease the value of your stock.

Planktos is a start up company with no history of realizing revenue and a working capital deficit, about which its auditors have expressed a going concern opinion. Additionally, Planktos expects losses in the future and its current assets are insufficient to conduct its minimum plan of operation over the next 12 months. Given these facts, the acquisition of Planktos could result in significant losses for the Corporation which could decrease the value of our stock.

Risks Relating to the Corporation after the Acquisition

We may not be successful in integrating the business operations of Planktos into our business own operations, stifling growth and hindering the realization of a profit.

The acquisition involves the integration of companies that have previously operated independently.  A successful integration of Planktos’ operations will depend on our ability to consolidate operations and to integrate Planktos’ management team with our own. If we are unable to do so, we may not realize the anticipated potential benefits of the acquisition, our business development could be stifled, and results of operations may not produce a profit.  Difficulties could include the loss of key employees, the disruption of Planktos’ ongoing businesses, and possible inconsistencies in standards, controls, procedures and policies.

Need for additional financing

Planktos has no revenue from operations and therefore is not able to meet operating costs. As such, the Corporation will need to raise capital within the next twelve months in addition to the $1,000,000 required by the Agreement to fund Planktos’ operations. However, there can be no assurance that we will be able to raise the required capital or that any capital raised will be obtained on terms favorable to the Corporation. Failure to obtain adequate capital will significantly curtail Planktos’ plan of operation.

We may be unable to manage the growth of our business which could negatively affect development, revenue, and fiscal independence.

We believe that if our post-acquisition growth plan is successful, our business has the potential to grow in size and complexity.  If our management is unable to manage growth effectively, our business development may be slowed, our operating results may not show a profit, and we may not become financially independent from outside funding sources.  Any new sustained growth would be expected to place a significant strain on our management systems and operational resources.  We anticipate that new sustained growth, if any, will require us to recruit, hire and retain new personnel.  We cannot be certain that we will be successful in recruiting, hiring or retaining personnel.  Our ability to compete effectively and to manage our future growth, if any, will depend on our ability to maintain and improve operational, financial, and management information systems on a timely basis and to expand, train, motivate and manage our work force.  If we begin to grow, we cannot be certain that our personnel, systems, procedures, and controls will be adequate to support our operations.

Risks Related to Planktos’ Business

Planktos’ limited operating history; anticipated losses; uncertainly of future results.

Planktos was organized in 2005 and has no operating history upon which an evaluation of its business and prospects can be based. Planktos’ prospects must be evaluated with a view to the risks encountered by a company in an early stage of development, particularly in light of the uncertainties relating to the acceptance of Planktos’ business model.

Planktos will be incurring costs to develop its carbon sequestration business. There can be no assurance that Planktos will be profitable on a quarterly or annual basis. In addition, as Planktos expands its business operations it will likely need to increase its operating expenses and increase its administrative resources. To the extent that such expenses are not subsequently followed by commensurate revenues, Planktos’ business, results of operations and financial condition will be materially adversely affected.

Unpredictability of future revenues; potential fluctuations in Planktos’ quarterly results.

As a result of Planktos’ lack of operating history and the emerging nature of the market in which it competes, Planktos is unable to forecast revenues accurately. Planktos’ current and future expense levels are based largely on its investment/operating plans and estimates of future revenue and are based on Planktos’ own estimates.

Planktos may be unable to adjust spending in a timely manner to compensate for any unexpected revenue shortfall or delay. Accordingly, any significant shortfall or delay in revenue in relation to Planktos’ planned expenditures would have an immediate adverse affect on Planktos’ business, financial condition, and results of operations.

Dependence on key personnel.

Planktos’ performance and operating results are substantially dependent on the continued service and performance of its scientists, engineers, officers, and directors. Planktos intends to hire additional technical personnel as they move forward with their business model. Competition for such personnel is intense, and there can be no assurance that Planktos can retain its key technical employees, or that it will be able to attract or retain highly qualified technical personnel in the future. The loss of the services of Russ George or any of Planktos’ other key employees or the inability to attract and retain the necessary technical personnel could have a material adverse effect upon Planktos’ business, financial condition, operating results, and cash flows.

FORWARD-LOOKING STATEMENTS

This information statement contains forward looking statements within the meaning of Section 27A of the Securities Act. A safe-harbor provision may not be applicable to the forward looking statements made in this information statement because of certain exclusions under Section 27A (b). Forward looking statements reflect our current expectations and beliefs regarding our future results of operations, performance, and achievements. These statements are subject to risks and uncertainties and are based upon assumptions and beliefs that may or may not materialize. These statements include, but are not limited to, statements concerning:

■ our anticipated financial performance and business plan;

■ the sufficiency of existing capital resources;

■ our ability to raise additional capital to fund cash requirements for future operations;

■ uncertainties related to the Corporation’s future business prospects;

■ the ability of the Corporation to generate revenues to fund future operations;

■ the volatility of the stock market and;

■ general economic conditions.

We wish to caution readers that the Corporation’s operating results are subject to various risks and uncertainties that could cause our actual results to differ materially from those discussed or anticipated including the factors set forth in the section entitled “Risk Factors” included in this information statement. We also wish to advise readers not to place any undue reliance on the forward looking statements contained in this information statement, which reflect our beliefs and expectations only as of the date of this information statement. We assume no obligation to update or revise these forward looking statements to reflect new events or circumstances or any changes in our beliefs or expectations, other than is required by law.

APPROVAL OF THE SECURITIES EXCHANGE AGREEMENT

AND PLAN OF EXCHANGE

The Corporation’s board of directors executed a written consent on May 29, 2007, authorizing and recommending that the stockholders approve the Agreement between the Corporation, Solar, and Planktos whereby the Corporation will acquire 100% of the outstanding ownership or right to ownership of Planktos. The stockholders approved the Agreement on June 6, 2007 and authorized the Corporation’s officers to close the transaction subject to the terms and conditions provided therein. The consummation of the Agreement will cause the Corporation to acquire Planktos as a wholly owned subsidiary. The acquisition of Planktos will focus our efforts on the development, production and future sales of carbon credits.

FURTHER INFORMATION REGARDING THE APPROVAL

OF THE AGREEMENT

THE ACQUISITION

TERMS OF THE TRANSACTION

The Agreement

On January 12, 2007, we entered into a Securities Exchange Agreement and Plan of Exchange with Solar to acquire 100% ownership of Planktos in exchange for an aggregate of 45,000,000 (post forward split, dated March 8, 2007) shares of our common stock and the fulfillment of certain conditions on or before closing.

Closing of the Transaction

Pursuant to regulations promulgated under the Securities Exchange Act of 1934, as amended, the Agreement may not be consummated until at least 20 calendar days after this information statement is sent or given to the Corporation’s stockholders. We anticipate that the Agreement will close on or before July __, 2007 at our office in Vancouver, British Columbia, Canada.

Conditions Precedent to the Transaction

The closing of the Agreement depends on the satisfaction or waiver of a number of conditions, including the following:

■ Satisfying our obligation to make available to Planktos working capital of no less than $1,000,000 to Planktos on or prior to closing;

■ Cancelling 45,000,000 (post forward split, dated March 8, 2007) outstanding common shares on or prior to closing;

■ Obtaining stockholder approval of the Agreement prior to Closing;

■ Permitting Solar the option to nominate up to three individuals for appointment to our board of directors;

■ Changing the name of the Corporation to “Planktos Corp.”

Representations and Warranties within the Transaction

The Corporation and Planktos represent and warrant a number of conditions within the Agreement, including the following:

■ both parties have the requisite authority to execute the Agreement;

■ no party has any legal conflicts; and

■ the Corporation and Planktos will go about their business in an ordinary fashion until the closing of the Agreement.

Interests of Our Executive Officer and Directors in the Transaction

Our executive officer and directors may have interests in the acquisition that may be different from, or similar to, yours, including the following:

■	Russ George, chief executive officer and a director of the Corporation, owns 0 shares of the Corporation. However, Mr. George does hold 3,500,000 shares or 16% of Solar which shares were acquired in exchange for his interest in certain business entities including Planktos. Further, Mr. George is the president of Planktos and considered a key employee. Mr. George will not receive shares in connection with the closing of the transaction;

■	Robert Fisher, a director of the Corporation, owns 50,000 shares of the Corporation and will not receive additional shares in connection with the closing of the transaction; and

■	Joel Dumaresq, a director of the Corporation, owns 0 shares of the Corporation and will not receive shares in connection with the closing of the transaction.

Change of Control

The Agreement requires the Corporation to cancel 45,000,000 outstanding (post forward split, dated March 8, 2007) shares for return to authorized and to issue 45,000,000 new (post forward split, dated March 8, 2007) shares to Solar in exchange for a 100% interest in Planktos. The share cancellation will not dilute the ownership or voting power of existing stockholders. However, the share issuance will constitute a change of control since our existing stockholders will retain approximately 45.8% of our outstanding shares while Solar will acquire approximately 54.2% of our outstanding shares.

The Agreement also requires us to grant Solar the right to nominate up to three individuals for appointment to our board of directors. The Corporation currently has three directors. Should Solar choose to exercise this right, then the appointment of up to three new directors will be considered a change of control.

The Corporation anticipates that the next annual meeting of the stockholders will be held later this year, at which meeting stockholders will be afforded the opportunity to elect a new slate of directors.

The Consideration Offered to Stockholders

        There is no consideration being offered to stockholders.

The Reasons for Engaging in the Transaction

On August 17, 2005 we signed an iron-fertilization prove-out and purchase agreement with Solar and Planktos. The agreement enabled us to acquire the marketing and intellectual property rights connected to the sequestration of carbon dioxide through iron fertilization of the oceans. Due to delays in the implementation of the agreement, we decided that it was in the best interests of the Corporation to acquire Planktos outright as the most focused structure by which to be fully engaged in the development, production and eventual sale of sequestered carbon dioxide credits.

The Vote Required For Approval of the Transaction

Approval of the Agreement required the affirmative vote of the holders of a majority of the issued and outstanding shares of common stock. The record date for purposes of determining the stockholders entitled to vote was May 31, 2007. As of the record date, we had 83,073,873 shares of common stock issued and outstanding that was entitled to vote on the amendment to our articles of incorporation and to authorize the execution of the Agreement, with each share of common stock entitled to one vote. By written consent the holders of 47,392,238 shares of the issued and outstanding common stock, representing approximately 57% of the votes entitled to be cast, approved the amendment to our articles of incorporation and the execution of the Agreement.

Material Differences in the Rights of Security Holders as a Result Of the Transaction

There will be no material differences in the rights of security holders as a result of the acquisition.

Accounting Treatment of the Transaction

Since Solar will become the majority shareholder of the Corporation as a result of the acquisition, Planktos is considered the acquirer for accounting purposes so this transaction will be accounted for as a reverse acquisition or recapitalization of Planktos in accordance with U.S. generally accepted accounting principles.

The Federal Income Tax Consequences of the Transaction

Our stockholders will not recognize gain or loss as a result of the Agreement because each will hold the same number of shares of our common stock after the exchange as they held before the exchange.  The acquisition will not affect the adjusted bases and holding periods of the shares of our common stock held by the Corporation’s stockholders.

In addition, neither the Corporation nor Solar will recognize any gain or loss as a result of the acquisition as the valuation of Planktos’ shares will be deemed equivalent to the valuation of the Corporation’s shares. Therefore, the Corporation’s acquisition of Planktos will be deemed by the parties to be tax free.

REGULATORY APPROVALS

No material federal or state regulatory requirements must be complied with or approvals obtained in connection with this transaction.

REPORTS, OPINIONS, APPRAISALS

We have not obtained any reports, opinions, or appraisals in connection with our acquisition of Planktos.

PLANKTOS CORP.

DESCRIPTION OF BUSINESS

Corporate History

The Corporation was incorporated in Nevada as eWorld Travel Corp on December 10, 1998 to provide internet-based travel services. The Corporation changed it name to GYK Ventures, Inc. on September 23, 2002, and to Diatom Corporation on July 8, 2005. On March 7, 2007 we changed our name to Planktos Corp.

On August 17, 2005, the Corporation entered into an Iron-Fertilization Prove-Out and Purchase Agreement with Planktos and Solar to provide developmental funding for Planktos’ “iron-fertilization” prove out program of its CO2 sequestration process. The process is designed to capture CO2 from the earth’s marine environment using a proprietary “iron fertilization” process to generate commercial quantities of verifiable carbon credits to meet global demands for CO2 reduction made part of international agreements such as the Kyoto Protocol. We agreed to provide up to 25% of the program’s cost in exchange for exclusive marketing and intellectual property rights to Planktos the marine based sequestration process. We advanced $250,000 pursuant to that agreement in anticipation that Solar would initiate the “iron-fertilization” prove out program. We have since decided to acquire Planktos as a wholly owned subsidiary and enter into the business of CO2 sequestration and the sale of carbon credits.

Employees

The Corporation is a development stage company and currently has no employees. Our executive officer devotes as much time to the affairs of the Corporation as he deems necessary. Our management uses consultants, attorneys, and accountants to assist in the conduct of the Corporation’s business.

DESCRIPTION OF PROPERTY

Our principal place of business is located at 2680-1066 West Hastings Street, Vancouver, British Columbia, Canada, V6E 3X2, and our telephone number is (604) 648-3506. Our registered statutory office is located at the Company Corporation, 2711 Centerville Road, Wilmington, Delaware, 19808.

LEGAL PROCEEDINGS

The Corporation is currently not a party to any legal proceedings.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

The Corporation’s common stock is traded on the Over the Counter Bulletin Board under the symbol PLKT.

The table below sets forth the approximate high and low sales prices for the Corporation’s common stock for each quarter from the beginning of 2005 until March 31, 2007. On March 8, 2007, the Corporation effected a 1.5 for 1 forward stock split. The quotations below reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not represent actual transactions:

Year	Quarter Ended	High	Low
2007	March 31	$2.56	$0.51
2006	December 31	$0.75	$0.11
	September 30	$0.22	$0.08
	June 30	$0.32	$0.12
	March 31	$0.35	$0.08
2005	December 31	$0.52	$0.09
	September 30	$0.53	$0.10
	June 30	$0.22	$0.01
	March 31	$0.01	$0.01

Record Holders

As of May 31, 2007, there were approximately 46 stockholders of record holding a total of 83,073,873 shares of common stock. However, the board of directors believes that the number of beneficial owners is substantially greater than the number of record holders because a portion of the Corporation’s outstanding common stock is held in broker “street names” for the benefit of individual investors.

The holders of the common stock are entitled to one vote for each share held of record on all matters submitted to a vote of stockholders. Holders of the common stock have no preemptive rights and no right to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Dividends

The Corporation has not declared any cash dividends since inception and does not anticipate paying any dividends in the foreseeable future. The payment of dividends is within the discretion of the board of directors and will depend on the Corporation’s earnings, if any, capital requirements, financial condition, and other relevant factors. There are no restrictions that currently limit the Corporation’s ability to pay dividends on our common stock other than those generally imposed by applicable state law.

MANAGEMENT’S PLAN OF OPERATION

The following discussion should be read in conjunction with our consolidated financial statements and notes thereto included in this report. All information presented herein is based on our quarter ended March 31, 2007 and our fiscal year ended December 31, 2006.

Plan of Operation

During the quarter ended March 31, 2007, the Corporation was involved in monitoring Solar’s efforts to implement the sea trials contemplated in the Iron-Fertilization Prove-Out and Purchase Agreement to confirm the effectiveness of Planktos’ CO2 sequestration process, conducting a private placement of common stock with warrants attached and purchasing the research vehicle Weatherbird II. We are now focused on closing the acquisition of Planktos and the development of its business plan.

Our plan of operation for Planktos will require $1,500,000 in funding over the next 12 months, of which a minimum of $1,000,000 will be provided by us on or before the closing of the Securities Exchange Agreement and Plan of Exchange. We are confident that the remaining funds required to complete the “iron fertilization” prove out phase of the Planktos business model will be made available from additional debt or equity financings tied our common stock.

Results of Operations

The Corporation has been funded since inception from public or private debt or equity placements or by major stockholders in the form of loans. Virtually all of the capital raised to date has been allocated for general and administrative costs, financial obligations tied to the Iron-Fertilization Prove-Out and Purchase Agreement, the Securities Exchange Agreement and Plan of Exchange, and the purchase of the research vessel Weatherbird II.

Net Losses

For the period from inception until March 31, 2007, the Corporation incurred a net loss of $3,741,529. Net losses for the three month period ended March 31, 2007 were $169,131 as compared to $12,815 for the three months ended March 31, 2006. Net losses during 2006 were $286,793. The Corporation’s net losses are primarily attributable to general and administrative expenses General and administrative expenses include financing costs, accounting costs, consulting fees, leases, employment costs, professional fees and costs associated with the preparation of disclosure documentation. We did not generate any revenues during this period.

The Corporation expects to continue to incur losses through the year ended 2007

Income Tax Expense (Benefit)

The Corporation has a prospective income tax benefit resulting from a net operating loss carryforward and start up costs that will offset any future operating profit.

Impact of Inflation

The Corporation believes that inflation has had a negligible effect on operations over the past three years.

Capital Expenditures

The Corporation expended no significant amounts on capital expenditures for the period from inception to March 31, 2007.

Liquidity and Capital Resources

As of March 31, 2007, the Corporation had current assets totaling $724,007 and a working capital surplus of $622,624. These assets consist of cash on hand of $238,184 and advances receivable of $485,823. Net stockholders’ equity in the Corporation was $1,428,058 at March 31, 2007. The Corporation is in the development stage and, since inception, has experienced significant changes in liquidity, capital resources and stockholders’ equity.

Cash flow used in operating activities was $1,757,781 for the period from inception to March 31, 2007. Cash flow used in operating activities for the three month period ended March 31, 2007 was $593,796 as compared to $12,391 for the three months ended March 31, 2006. The increase in cash flow used in operating activities in the current three month period was due primarily to an increase in net losses and an increase in advances receivable.

Cash flow used in operating activities was $1,163,985 for the period from inception to December 31, 2006. During 2006, cash flow used in operating activities was $42,617.

Cash flow provided by financing activities was $3,062,965 for the period from inception to March 31, 2007. Cash flow provided by operating activities for the three month period ended March 31, 2007 was $1,579,000 as compared to $0 for the three months ended March 31, 2006. Cash flow provided by financing activities in the current three month period can be attributed to the sale of common stock on a private placement basis.

Cash flow provided by financing activities was $1,483,965 for the period from inception to December 31, 2006. During 2006, cash flow provided from financing activities was $74,970.

Cash flows used in investing activities was $1,067,000 for the period from inception to March 31, 2007. Cash flow used for investing activities for the three month period ended March 31, 2007 was $814,141 as compared to $0 for the three months ended March 31, 2006. Cash flow used for investing activities can be attributed to the purchase of the research vehicle Weatherbird II in the current three month period.

Cash flows used in investing activities was $252,859 for the period from inception to December 31, 2006. During 2006 cash flow used in investing activities was $0.

The Corporation’s current assets are insufficient to conduct our plan of operation over the next twelve (12) months and we will have to seek debt or equity financing to fund operations. The Corporation has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding, if needed, would be available or available to the Corporation on acceptable terms. The Corporation’s stockholders would be the most likely source of new funding in the form of loans or equity placements though none have made any commitment for future investment and we have no agreement formal or otherwise. The Corporation’s inability to obtain funding would have a material adverse affect on our plan of operation.

Further, there can be no assurance offered to the public by these disclosures, or otherwise, that the Corporation will be successful, or that we will ultimately succeed as a going concern. To the extent that existing resources and any future earnings prove insufficient to fund our activities, we will need to raise additional funds through debt or equity financing. The Corporation cannot provide any assurance that such additional financing will be available or that, if available, it can be obtained on terms favorable to us and our stockholders. In addition, any equity financing would result in dilution to the Corporation stockholders and any debt financing could involve restrictive covenants with respect to future capital raising activities or other financial or operational matters. The Corporation’s inability to obtain adequate funds will adversely affect our operations and the ability to implement is plan of operation.

The Corporation has no current plans for the purchase or sale of any plant or equipment.

The Corporation has no current plans to make any changes in the number of employees.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended December 31, 2006, the Corporation discusses those accounting policies that are considered to be significant in determining the results of operations and our financial position. The Corporation believes that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, the Corporation evaluates our estimates, including those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. We base our estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Stock-Based Compensation

On January 1, 2006, we adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), Share-Based Payment, which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, Accounting for Stock Issued to Employees, and instead generally requires that such transactions be accounted for using a fair-value-based method. We use the Black-Scholes-Merton (“BSM”) option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, Accounting for Stock-Based Compensation. We have elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006, the first day of our fiscal year 2006. Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro forma provisions of SFAS No. 123.

Prior to the adoption of SFAS No. 123R, we measured compensation expense for our employee stock-based compensation plans using the intrinsic value method prescribed by APB Opinion No. 25. We applied the disclosure provisions of SFAS No. 123 as amended by SFAS No. 148, Accounting for Stock-Based Compensation – Transition and Disclosure, as if the fair-value-based method had been applied in measuring compensation expense. Under APB Opinion No. 25, when the exercise price of the Corporation’s employee stock options was equal to the market price of the underlying stock on the date of the grant, no compensation expense was recognized.

We account for equity instruments issued in exchange for the receipt of goods or services from other than employees in accordance with SFAS No. 123 and the conclusions reached by the Emerging Issues Task Force (“EITF”) in Issue No. 96-18. Costs are measured at the estimated fair market value of the consideration received or the estimated fair value of the equity instruments issued, whichever is more reliably measurable. The value of equity instruments issued for consideration other than employee services is determined on the earliest of a performance commitment or completion of performance by the provider of goods or services as defined by EITF 96-18.

Recent Accounting Pronouncements

In February 2006, the FASB issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments-an amendment of FASB Statements No. 133 and 140", to simplify and make more consistent the accounting for certain financial instruments. SFAS No. 155 amends SFAS No. 133, “Accounting for Derivative Instruments and Hedging Activities” to permit fair value remeasurement for any hybrid financial instrument with an embedded derivative that otherwise would require bifurcation, provided that the whole instrument is accounted for on a fair value basis. SFAS No. 155 amends SFAS No. 140, “Accounting for the Impairment or Disposal of Long-Lived Assets”, to allow a qualifying special-purpose entity to hold a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS No. 155 applies to all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, with earlier application allowed. This standard is not expected to have a significant effect on the Corporation’s future reported financial position or results of operations.

In March 2006, the FASB issued SFAS No. 156, “Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities”. This statement requires all separately recognized servicing assets and servicing liabilities be initially measured at fair value, if practicable, and permits for subsequent measurement using either fair value measurement with changes in fair value reflected in earnings or the amortization and impairment requirements of Statement No. 140. The subsequent measurement of separately recognized servicing assets and servicing liabilities at fair value eliminates the necessity for entities that manage the risks inherent in servicing assets and servicing liabilities with derivatives to qualify for hedge accounting treatment and eliminates the characterization of declines in fair value as impairments or direct write-downs. SFAS No. 156 is effective for an entity’s first fiscal year beginning after September 15, 2006. This adoption of this statement is not expected to have a significant effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements”. The objective of SFAS 157 is to increase consistency and comparability in fair value measurements and to expand disclosures about fair value measurements. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. SFAS 157 applies under other accounting pronouncements that require or permit fair value measurements and does not require any new fair value measurements. The provisions of SFAS No. 157 are effective for fair value measurements made in fiscal years beginning after November 15, 2007. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87, 88, 106, and 132(R)". This statement requires employers to recognize the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not-for-profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. The provisions of SFAS No. 158 are effective for employers with publicly traded equity securities as of the end of the fiscal year ending after December 15, 2006. The adoption of this statement is not expected to have a material effect on the Corporation’s future reported financial position or results of operations.

In September 2006, the SEC issued Staff Accounting Bulletin (“SAB”) No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements.” SAB No. 108 addresses how the effects of prior year uncorrected misstatements should be considered when quantifying misstatements in current year financial statements. SAB No. 108 requires companies to quantify misstatements using a balance sheet and income statement approach and to evaluate whether either approach results in quantifying an error that is material in light of relevant quantitative and qualitative factors. SAB No. 108 is effective for periods ending after November 15, 2006. The Corporation is currently evaluating the impact of adopting SAB No. 108 but does not expect that it will have a material effect on our financial position and results of operations.

In February 2007, the FASB issued SFAS No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities”. This Statement permits entities to choose to measure many financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Corporation is currently assessing the impact of SFAS No. 159 on our financial position and results of operations.

Going Concern

Due to the uncertainty of our ability to meet our current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended December 31, 2006, our independent auditors included an explanatory paragraph regarding concerns about our ability to continue as a going concern. Our financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by our independent auditors.

The Corporation’s ability to continue as a going concern is subject to our ability to realize a profit and /or obtain funding from outside sources. Management’s plan to address our ability to continue as a going concern, include: (a) obtaining funding from private placement sources; (b) obtaining additional funding from the sale of the Corporation’s securities; and (c) obtaining loans and grants from various financial institutions, where possible. Although management believes that we will be able to obtain the necessary funding to allow us to remain a going concern through the methods discussed above, there can be no assurances that such methods will prove successful.

PLANKTOS, INC.

DESCRIPTION OF BUSINESS

Organization

Planktos, a Foster City, California based business was incorporated in California on February 11, 2005 as a research and development company. Planktos is staffed by scientists dedicated to improving the world’s marine and terrestrial environments.

On August 10, 2005, Solar acquired Planktos from Russ George, the Corporation’s executive officer and director, as a wholly owned subsidiary for a purchase price of one million five hundred thousand dollars ($1,500,000) in the form of a convertible debenture. The convertible debenture had a 5 year term, bore interest at 5% and was convertible into Solar’s shares at 10% below market at any time after twelve (12) months and prior to the expiration of the debenture. The acquisition also committed Solar to assist Planktos in the process of becoming a public company either by reverse acquisition into an existing public entity or through offering assistance with an initial public offering of Planktos’ common stock and to advance up to $1,500,000 in the form of loans over twelve months. On November 17, 2005, Solar and Russ George agreed to amend the terms of the convertible debenture in order to permit Mr. George to convert the $1,500,000 purchase price into shares of our common stock at any time prior to the expiration of the term of the debenture. Mr. George elected to convert the debenture into shares of Solar’s common stock at $1.00 a share on November 21, 2005. The conversion obviated the conditional terms of recession contained in the original agreement and concluded any remaining mandatory conditions of the agreement.

Business

Planktos is focused on reviving marine as well as land based ecosystem health and biodiversity with the intention to slow global climate change. We have launched a two year pilot project series to restore hundreds of millions of tons of missing plankton plant life in the open seas that will sequester tens of millions of tons of CO2 in the deep ocean for centuries or more. On land, Planktos’ Hungarian affiliate KlimaFa (translated as “Climate Forest”) intends to plant thousands of hectares of new, permanently protected, native forests or “climate parks” in the national parks system of the European Union and elsewhere.

Both ocean plankton and forest ecorestoration projects remove huge quantities of global warming CO2 from the atmosphere. Long term CO2 reductions can now be banked and traded like a commodity in international carbon markets. Consequently, Planktos’ business model will not only restore the planet’s most vital biological systems but will generate the largest volume of lowest cost greenhouse gas offsets or “carbon credits” available to commercial, governmental and green consumer clients.

Rarely in history has a globally recognized environmental crises and a remedial technology emerged with such auspicious synchronicity. Planktos is pioneering natural science intensive marine and terrestrial ecorestoration regimes that affordably offer unprecedented gains for the climate, the biosphere and Planktos’ commercial objectives. Simply, restoring ocean plankton plant life to 1980‘s levels of health will remove 3-4 billion tons of global warming CO2 and generate tens of billions of dollars in tradable carbon credit value.

Years before global warming began claiming headlines around the world, Planktos researchers were building on a decade of ocean international science investigations with micronutrient revival of lifeless regions of the sea. Although this restoration science was once proposed as a potent technique to revive the collapsing marine food chain, it was neither funded nor developed as an effective technology. The advent of the Kyoto Protocol, the enormous carbon sequestration potential of this work, and the developing global trade in carbon credits, has become the focus of the Planktos business model.

The Kyoto Protocol enables companies and governments to offset regulated greenhouse emission restrictions by investing in CO2 reduction programs in exchange for Carbon Emission Reduction (“CER”) credits. European nations began trading CER credits as of January 2005. CER credits are traded much like commodities with an average value of between $6 and $16 per CER (which represents one ton of CO2 or equivalent) dependent on whether the carbon credit is certified or not and depending on the date and origin of the carbon credit. The Kyoto Protocol became law effective February 16, 2005, the result of which should be a rapidly expanding multi-billion-dollar market for CER credits.

Planktos has cultivated working partnerships with government labs and ocean science institutions to assist with measurement and verification procedures and to optimize project designs. Bankable, tradable investment grade CER credits for corporate buyers and fund managers will be verified and certified with satellite & aerial mapping, underwater analysis methods, and bloom measuring sensors on Planktos’ proprietary autonomous ocean rovers.

Russ George, the president of Planktos has been involved with ocean restoration and CO2 sequestration since 1997 and was responsible for establishing the Planktos Foundation. Planktos’ management team is supported by an Advisory Group headed by Dr. Noel Brown (formerly the United Nations Environmental Program director) and Dr. Scott Chubb (US Naval Research Laboratory).

Forests of the Ocean

Plankton in our oceans is well documented in its utilization of photosynthesis to absorb CO2. Planktos’ near-term commercial objective is to produce CER credits at a cost of less than $1 per ton utilizing proprietary technology designed to stimulate plankton growth in the world’s oceans as a means by which to sequester (isolate from the atmosphere) CO2. Specifically, Planktos expects to implement its program of sequestration by “iron fertilization” of the ocean, restoring this micronutrient that is vital for ocean plant growth and photosynthesis which is now scarce in marine waters. The iron is similar to that nature has delivered to sustain the oceans throughout history, but that has been on the decline for thirty years owing to changes in land use. The fertilization process is intended to trigger vast plankton blooms which will absorb the carbon in CO2, 30-40% of which sinks deep enough to be verified as sequestered.

Our initial calculations have determined that the introduction of one ton of iron results in the biological fixation of up to 100,000 tons of CO2. Moreover, this process has three additional benefits that help to restore ecosystems of the open ocean:

■ Support and restore diminished fish populations (additional plankton means more food)

■ Adds to global O2 levels (more plankton results in more oxygen as some 60% of the earth’s O2 is produced by plankton)

■ Preserves coral reefs by reducing the acidity of the oceans.

Planktos is committed to the implementation of the iron-fertilization prove out program during 2007.

The process of stimulating plankton growth and the overall mission of Planktos can be viewed on its website: www.planktosinc.com.

Forests of the Land

A tree is composed of about 50% carbon which is produced by removing CO2 from the air through photosynthesis. KlimaFa, a Hungarian affiliate of Planktos, is dedicated to afforestation and reforestation projects in Europe and the Americas. Studies are now underway to develop an ecologically sound indigenous species mix and planting model of flora to maximize wildlife habitat and biodiversity in the respective regions. KlimaFa is currently involved in several government-assisted carbon forest projects in Hungary that intend to restore native mixed growth forests in national parks and then afforest vast tracts of retired agricultural lands.

The Kyoto Protocol recognizes a variety of mechanisms to reduce atmospheric CO2 and other greenhouse gases, and has approved carbon sequestration from new forests. The development of forests ultimately produces valuable carbon credits. KlimaFa estimates that carbon credits produced in this manner will cost approximately $4.00 per ton. KlimaFa’s target is to plant up to 100,000 hectares over the next 24 months.

The science and news surrounding eco-restoration can be viewed on KilmaFa’s website: www.klimafa.com.

Governmental and Environmental Regulation

Planktos’ operations are subject to a variety of national, federal, state and local laws, rules and regulations relating to, among other things, worker safety and the use, storage, discharge and disposal of environmentally sensitive materials. However, Planktos’ business is designed to produce environmentally friendly “green” results for which there are no specific environmental regulations.

Planktos is in full compliance with the Resource Conservation Recovery Act (“RCRA”), the key legislation dealing with hazardous waste generation, management and disposal. Nonetheless, under some of the laws regulating the use, storage, discharge and disposal of environmentally sensitive materials, an owner or lessee of real estate may be liable for the costs of removal or remediation of certain hazardous or toxic substances located on or in, or emanating from, such property, as well as related costs of investigation and property damage. Laws of this nature often impose liability without regard to whether the owner or lessee knew of, or was responsible for, the presence of hazardous or toxic substances.

Planktos is aware that there is some speculation surrounding the possible negative impact of Planktos’ type of iron-fertilization on the world’s oceans and the possible side effects of large plankton blooms. For example, it is known that plankton have a complex effect on cloud formation from the release of dimethyl sulfide (DMS) which can be converted to sulfate aerosols in the atmosphere providing cloud condensation nuclei. However, the effect of small scale plankton blooms on overall DMS production is unknown and there are no laws specifically regulating iron-fertilization.

Planktos believes that it is in compliance in all material respects with all laws, rules, regulations and requirements that affect our business. Further, Planktos believes that compliance with such laws, rules, regulations and requirements do not impose a material impediment on its ability to conduct business.

Competition

Efforts to develop a diverse array of ventures devoted to the sequestration of CO2 are fragmented and very competitive. Although we will not compete directly with any other interests involved in the sequestration of carbon dioxide from the oceans through iron-fertilization, Planktos will compete indirectly with a number of companies, both private and public, that are active in the search for cost-effective means to sequester CO2. Many of these competitors are substantially larger and better funded than us with significantly longer histories of research and development. Therefore, we can offer no assurance that we will be successful in competing for commercial solutions with existing and emerging research and development businesses focused on similar applications.

Planktos believes that competition in the search for the efficient sequestration of CO2 is based principally on the ability to successfully manage certain practical considerations. Competition revolves around:

■ the development of such technologies;

■ the price of the equipment required to capture CO2 as compared to other alternative applications and traditional systems;

■ the period required to recover any capital cost or equipment costs from CO2 sequestration that might result from operations;

■ the reliability of the systems;

■ public acceptance of sequestered CO2; and

■ the reputation of the manufacturer or producer.

Planktos anticipates that, with further research and development, it will respond successfully to these considerations.

Further, Planktos believes that has certain distinctive competitive advantages over all or many of our competitors that has enabled us to progress to our current level of technology development. The advantages include:

■ the breadth of Planktos’ approach to applying technologies for the sequestration of CO2;

■ the academic, technical and professional proficiency of Planktos’ chief project managers;

■ environmental integrity; and

■ the willingness of project managers to consider joint venture relationships with third parties to maximize resources in research and development.

All of these factors in combination with the dedication of Planktos’ personnel will enable us to be competitive in the sequestration of CO2 despite potential short falls in research and development funding.

Marketability

The European CO2 market began trading CER credits like commodities in January of 2005. Within the first six months of activity, “CO2 equivalent” trading had exceeded 80 million tons. An equivalent open market is now developing in Asia, and recent trading in the U.S. and Australia has been substantial through direct transactions rather than intermediary exchanges.

European carbon tax legislation levies a $50 per ton charge on corporations for emissions in excess of their Kyoto Treaty obligations. This tax will rise to over $100 per ton in 2008. The European price per ton of sequestered CO2 has risen as high as $37, with an average price of $25. CER credits may be expected to trade between $30 and $70 per ton over the coming years. Currently, the market for quality carbon credits is in the $6.00 to $15.00 per ton range, depending on whether the credits are certified or not, depending on the date/origin of the carbon credit, and their provenance.

The total size of the market is conservatively predicted to exceed $5 billion this year. Annual sales by 2010 are commonly projected by the media to be near $100 billion per year. On Aug 7, 2005, London’s Sunday Times envisioned a volume of $55 billion per year for Europe alone. Current growth rates and conservative analyses project a several hundred billion international carbon market by 2010.

Patents, Trademarks, Licenses, Franchises, Concessions, Royalty Agreements and Labor Contracts

Planktos currently has no patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts.

Research and Development

Planktos spent $50,000 in the period ended March 31, 2007 and $92,660 since inception on research and development activities.

Employees

Planktos currently has 1 employee. Planktos also relies on the services of outside consultants, attorneys, and accountants as necessary, to satisfy public disclosure requirements and to pursue Planktos’ plan of operation.

DESCRIPTION OF PROPERTY

Planktos currently leases office space at 1151 Triton Dr. Suite C, Foster City, California. Planktos currently occupies approximately 5,000 square feet of designated office space at a cost of $4,200 a month. The term of the lease expires at the end of December in 2009. Planktos believes that these facilities will be adequate for its current requirements.

MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

There is no trading market for the securities of Planktos. Solar is the sole shareholder of Planktos’ outstanding shares.  Planktos has not paid dividends since its inception.

MANAGEMENT’S PLAN OF OPERATION

During the period ended March 31, 2007 and the year ended December 31, 2006 Planktos was, and currently is, working with U.S. and European marine research teams to plan and launch significant ocean iron fertilization projects during 2007. Initial efforts will be modest in scope and research-intensive, but are still designed to verifiably sequester carbon between hundreds of thousands and millions of tonnage per voyage.

Planktos is approaching this work with an array of qualifications:

■ Years of experience in the basic science of the field;

■ Collaborative arrangements and working relationships with internationally recognized marine science project partners required for certification;

■ Sustainable resource maximization plan designs;

■ Expertise in resource value computation and certification procedures;

■ Market access for resource monetization and trade; and

■ Experience in structuring all preceding factors into viable binding business plans.

Planktos expects to launch in 2007 the first of a series of up to 6 commercial scale ocean plankton blooms over 24 months designed to verifiably sequester a total of between 24 and 30 million tons of CO2. Post 2008 follow on projects include new ships, and larger blooms with a target of 250 million tons of verified CO2 sequestration by 2010.

Results of Operations

Planktos has been funded since inception from Solar and the previous sole shareholder, Russ George, in the form of loans. Virtually all of the capital raised to date has been allocated for general and administrative costs and financial obligations tied to the Iron-Fertilization Prove-Out and Purchase Agreement.

Net Losses

For the period from inception until March 31, 2007, Planktos incurred a net loss of $1,376,110. Net losses for the three month period ended March 31, 2007 were $634,839 as compared to $148,288 for the three months ended March 31, 2006. Net losses during 2006 were $615,058. Net losses are primarily attributable to general and administrative expenses, marketing and selling fees, research and development expenses and vessel maintenance costs. General and administrative expenses include financing costs, accounting costs, consulting fees, leases, employment costs, and professional fees. Planktos did not generate any revenues during this period.

Planktos expects to continue to incur losses through the year ended 2007.

Income Tax Expense (Benefit)

Planktos has a prospective income tax benefit resulting from a net operating loss carryforward and start up costs that can be used to offset future operating profits.

Impact of Inflation

Planktos believes that inflation has had a negligible effect on operations since inception.

Capital Expenditures

Planktos expended no significant amounts on capital expenditures for the period from inception to March 31, 2007.

Liquidity and Capital Resources

As of March 31, 2007, Planktos had current assets totaling $125,568 and a working capital deficit of $1,327,411. The assets consist of cash on hand of $29,922, receivables of $94,172, and prepaid expenses of $1,474. Net stockholders’ deficit in Planktos was $1,322,691 at March 31, 2007. Planktos is in the development stage and, since inception, has experienced significant changes in liquidity, capital resources and stockholders’ equity.

Cash flow used in operating activities was $1,301,580 for the period from inception to March 31, 2007. Cash flow used in operating activities for the three month period ended March 31, 2007 was $597,100 as compared to $147,452 for the three months ended March 31, 2006. The increase in cash flow used in operating activities in the current three month period was due primarily to an increase in net losses.

Cash flow used in operating activities was $704,480 for the period from inception to December 31, 2006. During 2006, cash flow used in operating activities was $574,610.

Cash flow provided by financing activities was $1,331,502 for the period from inception to March 31, 2007. Cash flow provided by operating activities for the three month period ended March 31, 2007 was $472,784 as compared to $173,445 for the three months ended March 31, 2006. Cash flow provided by financing activities in the current three month period can be attributed to receivable due from an affiliate.

Cash flow provided by financing activities was $858,718 for the period from inception to December 31, 2006. During 2006, cash flow provided from financing activities was $703,958.

Cash flows used for investing activities was $0 for the period from inception to March 31, 2007. Cash flow used for investing activities for the three month periods ended March 31, 2007 and March 31, 2006 was $0.

Planktos’ current assets are insufficient to conduct our plan of operation over the next twelve (12) months. Outside of the Agreement, Planktos has no current commitments or arrangements with respect to, or immediate sources of funding. Further, no assurances can be given that funding, if needed, would be available or available to Planktos on acceptable terms. Planktos’ inability to obtain funding would have a material adverse affect its plan of operation. Further, there can be no assurance offered to the public by these disclosures, or otherwise, that Planktos will be successful, or that it will ultimately succeed as a going concern.

Planktos has no current plans for the purchase or sale of any plant or equipment.

Planktos has no current plans to make any changes in the number of employees.

Critical Accounting Policies

In the notes to the audited consolidated financial statements for the year ended December 31, 2006, Planktos discusses those accounting policies that are considered to be significant in determining the results of operations and its financial position. Planktos believes that the accounting principles utilized by us conform to accounting principles generally accepted in the United States of America.

The preparation of financial statements requires management to make significant estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses. By their nature, these judgments are subject to an inherent degree of uncertainty. On an on-going basis, Planktos evaluates its estimates, including those related to bad debts, inventories, intangible assets, warranty obligations, product liability, revenue, and income taxes. Planktos bases its estimates on historical experience and other facts and circumstances that are believed to be reasonable, and the results form the basis for making judgments about the carrying value of assets and liabilities. The actual results may differ from these estimates under different assumptions or conditions.

Going Concern

Due to the uncertainty of Planktos’ ability to meet its current operating expenses and the capital expenses noted above, in their report on the annual financial statements for the year ended December 31, 2006, Planktos’ independent auditors included an explanatory paragraph regarding concerns about Planktos’ ability to continue as a going concern. Planktos’ financial statements contain additional note disclosures describing the circumstances that lead to this disclosure by Planktos’ independent auditors.

Planktos’ ability to continue as a going concern is subject to its ability to realize a profit and /or obtain funding from outside sources. Management’s plan to address our ability to continue as a going concern, include obtaining funding from the Corporation and additional funding in the form of loans and grants from various financial institutions, where possible. Although management believes that Planktos will be able to obtain the necessary funding to remain a going concern, there can be no assurances that such methods will prove successful.

INCREASE IN THE NUMBER OF AUTHORIZED SHARES

Under our articles of incorporation as currently in effect, there are 100,000,000 shares of our common stock authorized for issuance. As of May 31, 2007, 83,073,873 shares of common stock were issued and outstanding. Upon full dilution of the Corporation’s shares through the issuance of common stock, assuming the exercise of outstanding warrants, 90,231,373 shares of common stock would be issued and outstanding. Due to the limited number of shares of common stock that remain available to be issued, the Corporation’s board of directors believes that it is in the best interests of the Corporation to increase the number of authorized common shares.

REASONS FOR AN INCREASE IN AUTHORIZED COMMON STOCK

The board of directors believes that an increase in the authorized common stock will provide the Corporation with increased flexibility in the future to issue capital stock in connection with public or private offerings, stock dividends, financing transactions, employee benefit plans and other proper corporate purposes. Moreover, having such additional authorized shares of common stock available will give the Corporation the ability to issue stock without the expense and delay of a special meeting of stockholders, which delay might deprive the Corporation of the flexibility the board of directors views as important in facilitating the effective use of the Corporation’s common stock. Except as otherwise required by applicable law and regulations, authorized but unissued shares of common stock may be issued at such time, for such purpose and for such consideration as the board of directors may determine to be appropriate, without further authorization by stockholders.

EFFECT OF AN INCREASE IN AUTHORIZED COMMON STOCK

Additional shares of common stock, if issued, would have the same rights and privileges as the shares of common stock now issued. There are no pre-emptive rights relating to the common stock. Any issuance of additional shares of common stock would increase the number of outstanding shares of common stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The dilutive effect of such an issuance could discourage a change in control of the Corporation by making it more difficult or costly. We are not aware of anyone seeking to accumulate common stock or to obtain control of the Corporation, and have no present intention to use the additional authorized shares to deter a change in control. Further, the issuance of a significant amount of common stock could, in the future, have a significant negative effect on the trading price of the common stock.

Except for the prospective exercise of common stock purchase warrants, the Corporation does not presently have any plans, intentions, agreements, understandings or arrangements regarding the issuance of additional shares of common stock. However, the board of directors believes that it will need to issue additional common shares in the future.

AMENDMENT

The text of the amendment to Article IV of our articles of incorporation is as follows:

“Article IV. The corporation shall have authority to issue an aggregate of 250,000,000 shares of common voting equity stock of par value one mil ($0.001) per share, and no other class or classes of stock, for a total capitalization of $250,000. The corporation’s capital stock may be sold from time to time for such consideration as may be fixed by the Board of Directors, provided that no consideration so fixed shall be less than par value.”

This amendment will become effective upon the filing of a Certificate of Amendment with the Secretary of State of Nevada, which is expected to take place on or about July __, 2007.

The proposed increase in the authorized number of shares of common stock will not have any immediate effect on the rights of existing stockholders.

ADDITIONAL GENERAL INFORMATION

VOTING SECURITIES

The record date for purposes of determining the stockholders entitled to vote and to whom this information statement is to be sent is May 31, 2007. As of the record date, we had 83,073,873 shares of common stock issued and outstanding and entitled to vote on the Agreement and the amendment, with each share of common stock entitled to one vote. The holders of 47,392,238 shares of the issued and outstanding common stock, representing approximately 57% of the votes entitled to be cast, approved the Agreement and the amendment to our articles of incorporation by written consent.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the ownership of the Corporation’s common stock as of May 31, 2007, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of our common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. As of May 31, 2007, there were 83,073,873 shares of common stock issued and outstanding.

Title of Class	Name and Address	Shares	% of Class
Common	Russ George CEO, CFO, PAO, Aand director 1181 Chess Drive, Suite H Foster City, California 944404	0	0
Common	Robert Fisher, director 2680-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2	50,000	<1
Common	Joel Dumaresq 2680-1066 West Hastings Street, Vancouver, British Columbia V6E 3X2	0	0
Common	Gabriela Sameniego Ave Ricardo J. Alfaro, Sun Tower Mall 59 Panama City, Panama	34,500,000	41.6
Common	Investment Track Group Avenida Fredrico Boyd P.O. Box 8807, Panama City, Panama	5,489,738	6.6
	All executive officers and directors as a group (3)	50,000	<1

WHERE YOU CAN FIND MORE INFORMATION

The Corporation is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. The Corporation files reports, information statements and other information with the Commission. The public may read and copy any materials that we file with the Commission at the Commission’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling 1-800-SEC-0330. The statements and forms we file with the Commission have been filed electronically and are available for viewing or copy on the Commission maintained Internet site that contains reports, proxy, and information statements, and other information regarding issuers that file electronically with the Commission. The Internet address for this site can be found at: www.sec.gov.

A copy of the Corporation’s yearly report on Form 10-KSB for the fiscal year ended December 31, 2006, can be found at the Commission’s Internet site. The yearly report does not form any part of the materials for the solicitation of proxies. Copies of the yearly report will be sent to any stockholder without charge upon written request addressed to: Planktos Corp., 2680-1066 West Hastings Street, Vancouver, British Columbia, Canada V6E 3X2, attn: Joel Dumaresq.

FINANCIAL STATEMENTS

The financial tables and notes that follow present the Corporation’s and Planktos’ financial statements. The data hereto should be read together with both the Corporation’s and Planktos’ “Management’s Plan of Operation” and “Results of Operations” included in this information statement.

     Description                                                                                        Page

     Planktos Corp. - unaudited - period ended March 31, 2007 and 2006                                  FA-1
     Planktos Corp. - audited - years ended December 31, 2006 and 2005                                  FB-1
     Planktos, Inc. - unaudited - period ended March 31, 2007 and 2006                                  FC-1
     Planktos, Inc. - audited - years ended December 31, 2006 and 2005                                  FD-1
     Planktos Corp. pro forma - unaudited - period ended March 31, 2007                                 FE-1
     Planktos Corp. pro forma - unaudited - period ended December 31, 2006                              FF-1

                                                            Planktos Corp.
                                                     (formerly Diatom Corporation)
                                                     (a Development Stage Company)

                                             Unaudited, Consolidated Financial Statements
                                                        March 31, 2007 and 2006

                                                               Contents

Balance Sheets                                                                                        FA-2

Statements of Operations                                                                              FA-3

Statement of Cash Flows                                                                               FA-4

Notes to the Financial Statements                                                                     FA-5

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
BALANCE SHEETS
---------------------------------------------------------------------------- -- --- ------------------- --- --------------
------ --- --- ------------------------------------------------------------- -- --- ------------------- --- --------------

                                                                                      March 31, 2007        December 31,
                                                                                       (unaudited)              2006
                                                                                    -------------------     --------------
ASSETS
       CURRENT ASSETS

           Cash                                                                  $             238,184   $         67,121
           Advances receivable - related party                                                 485,823              5,824
                                                                                    -------------------     --------------

               Total Current Assets                                                            724,007             72,945
                                                                                    -------------------     --------------

       PROPERTY AND EQUIPMENT

           Vessels and equipment, net                                                          805,434                  -
                                                                                    -------------------     --------------

               Total Other Assets                                                              805,434                  -
                                                                                    -------------------     --------------

       TOTAL ASSETS                                                              $           1,529,441   $         72,945
                                                                                    ===================     ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
       CURRENT LIABILITIES

           Accounts payable                                                      $               3,872   $            245

           Loan payable - related party                                                         97,511            174,511
                                                                                    -------------------     --------------

               Total Current Liabilities                                                       101,383            174,756
                                                                                    -------------------     --------------

       COMMITMENTS AND CONTINGENCIES                                                                 -                  -
                                                                                    -------------------     --------------

       STOCKHOLDERS' EQUITY (DEFICIT)
           Common stock, authorized 100,000,000 shares
             of $0.001 par value, issued and outstanding 83,073,838

             at March 31, 2007 and 77,438,838 at December 31, 2006                              83,074             77,439
           Additional paid-in capital                                                        5,086,513          3,393,148
           Deficit accumulated during development stage                                    (3,741,529)          (3,572,398)
                                                                                    -------------------     --------------

               Total Stockholders' Equity (Deficit)                                          1,428,058          (101,811)
                                                                                    -------------------     --------------

       TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY (DEFICIT)                     $           1,529,441   $         72,945
                                                                                    ===================     ==============

                     The accompanying condensed notes are an integral part of these interim financial statements.

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
STATEMENTS OF OPERATIONS
-------------------------------------------------- ----------------------- -- -------------- --- ---------------------
---- -- ------------------------------------------ ----------------------------------------- --- ---------------------

                                                                                                    From Inception
                                                          For the Three Months Ended             (December 10, 1998)
                                                                  March 31,                               to
                                                   -----------------------------------------
                                                    2007 (unaudited)       2006 (unaudited)         March 31, 2007
                                                                                                     (unaudited)
                                                   -------------------     -----------------     ---------------------

REVENUES                                               $            -            $        -       $                 -

OPERATING EXPENSES

     General and administrative                               169,131                12,815                 3,488,670
                                                   -------------------     -----------------     ---------------------

        Total Operating Expenses                              169,131                12,815                 3,488,670
                                                   -------------------     -----------------     ---------------------

LOSS FROM OPERATIONS                                        (169,131)              (12,815)               (3,488,670)
                                                   -------------------     -----------------     ---------------------

OTHER INCOME (EXPENSE)

     Loss on sale of securities                                     -                     -                  (12,108)

     Gain on settlement of debt                                     -                     -                     9,249

     Write down of marketing rights                                 -                     -                 (250,000)
                                                   -------------------     -----------------     ---------------------

        Total Other Income (Expense)                                -                     -                 (252,859)
                                                   -------------------     -----------------     ---------------------

NET LOSS BEFORE INCOME TAX                                  (169,131)              (12,815)               (3,741,529)

INCOME TAX EXPENSE                                                  -                     -                         -
                                                   -------------------     -----------------     ---------------------

                                                                                                                      $
                                                                                                                      )
NET LOSS                                                   $(169,131)            $ (12,815)                 (3,741,529
                                                   ===================     =================     =====================

NET LOSS PER SHARE                                    $           nil              $    nil                $     (0.10)
                                                   ===================     =================     =====================

WEIGHTED AVERAGE NUMBER OF

 COMMON SHARES OUTSTANDING                                 83,073,838            76,840,029                38,160,364
                                                   ===================     =================     =====================

                     The accompanying condensed notes are an integral part of these interim financial statements.

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
----------------------------------------------------------- -- -- ------------------------------- --- --- -- --------------
---- -- --------------------------------------------------- -- -- ---------------------------------- ---- -----------------
                                                                                                           From Inception
                                                                     For the Three Months Ended            (December 10.
                                                                              March 31,                       1998) to
                                                                  ----------------------------------
                                                                       2007               2006             March 31, 2007
                                                                   (unaudited)         (unaudited)          (unaudited)
                                                                  ---------------     --------------      -----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss                                                       $       (169,131)  $        (12,815)   $        (3,741,529)
Adjustments to reconcile net loss to net cash
 (used) in operating activities:

     Depreciation                                                          8,707                  -                  8,707

     Stock issued for services                                            43,000                  -              1,524,000

     Warrant expense                                                           -                  -                500,347

     Loss on sale of securities                                                -                  -                 12,108

     Write down of marketing rights                                            -                  -                250,000

     Gain on settlement of notes receivable                                    -                  -                (9,249)
                                                                                                                           )
     (Increase) decrease in advances receivable                        (479,999)                  -                (485,823

     Increase (decrease) in accounts payable                               3,627                424                  3,872

     Increase (decrease) in accounts payable related party                     -                  -                179,936
                                                                  ---------------     --------------      -----------------
        Net Cash (Used in) Operating Activities                        (593,796)           (12,391)              (1,757,781)
                                                                  ---------------     --------------      -----------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Proceeds from sale of securities                                          -                  -                    492
                                                                                                                           )
     Purchase of marketing rights                                              -                  -                (250,000
                                                                                                                           )
     Purchase of vessel and other assets                               (814,141)                  -                (814,141
                                                                                                                           )
     Payment on notes receivable                                               -                  -                  (3,351
                                                                  ---------------     --------------      -----------------
        Net Cash (Used in) Investing Activities                        (814,141)                                 (1,067,000)
                                                                                                  -
                                                                  ---------------     --------------      -----------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Capital contributions                                                     -                  -                 1,500

     Issuance of common stock for cash                                 1,656,000                  -              2,023,800
                                                                                                                           )
     Repayment of loan payable                                         (175,000)                  -                (100,030

     Proceeds from officer                                                     -                  -                201,839

     Proceeds from loans, notes payable - related party                   98,000                  -                934,706

     Proceeds from subscription receivable                                     -                  -                  1,000
                                                                  ---------------     --------------      -----------------
        Net Cash Provided by Financing Activities                      1,579,000                                 3,062,965
                                                                                                  -
                                                                  ---------------     --------------      -----------------

NET INCREASE (DECREASE) IN CASH AND
  CASH EQUIVALENTS                                                       171,063             (12,391)              238,184

CASH AT BEGINNING OF YEAR                                                 67,121             34,768                      -
                                                                  ---------------     --------------      -----------------
                                                                  ---------------     --------------      -----------------
                                                               $         238,184  $          22,377   $            238,184
CASH AT END OF YEAR
                                                                  ===============     ==============      =================

SUPPLIMENTAL CASH FLOW INFORMATION CASH PAID FOR:

        Interest                                                 $             -  $               -   $                  -
                                                                     ============     ==============      =================

        Income taxes                                             $             -  $               -   $                  -
                                                                     ============     ==============      =================

                     The accompanying condensed notes are an integral part of these interim financial statements.

PLANKTOS CORP.

(formerly Diatom Corporation)

(A Development Stage Company)

STATEMENTS OF CASH FLOWS

(Continued)

NON-CASH FINANCING AND INVESTING TRANSACTIONS:

In January 2000, a marketable security valued at $12,600 was received in exchange for a notes receivable of $3,351. The market value of the securities at December 31, 2000 is $415.

In April 2001, the Company issued 4,500 shares of its common stock for services valued at $75,000.

In May 2001, the Company issued 75,000 shares of its common stock to an office of the Company for services valued at $50,000.

In May 2001, the Company issued 10,500 shares of its common stock for services valued at $175,000.

In July 2001, the Company issued 15,000 shares of its common stock for services valued at $200,000.

In December 2001, the Company issued 3,000,000 shares of its common stock to an office of the Company for services valued at $20,000.

In December 2001, debt in the amount of $41,685 was forgiven by officers of the Company.

During January 2002, the Company issued 750,000 shares of previously authorized but unissued common stock for services rendered value at $125,000.

During January 2002, the Company canceled 7,500 shares of common stock.

During September 2002, the Company issued 600,000 shares of previously authorized but unissued common stock for reduction of debt value at $80,000.

During September 2002, the Company authorized a ten for one (10:1) reverse split of its common stock.

In October 2002, the Company issued 32,700,000 shares of common stock at $0.02 per share for services revalued during the year at a total value of $436,000.

In January 2003, the Company issued 30,000,000 shares of its common stock to an officer of the Company for services valued at $400,000.

During 2005, the Company issued 78,711,311 shares of common stock to satisfy debt of $997,010.

During 2006, the Company converted $99,541 of accounts payable – related party to loan payable – related party.

In March 2007, the Company issued 50,000 shares of common stock to a director for services valued at $43,000.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 1 – DESCRIPTION OF BUSINESS

Planktos Corp. (formerly Diatom Corporation) (“the Company”) was incorporated as eWorld Travel Corp on December 10, 1998 under the laws of the State of Nevada. On September 23, 2002, the Company changed its name to GYK Ventures, Inc. and on July 8, 2005, the Company changed its name again to Diatom Corporation. The Company originally was organized to provide internet-based travel services. The Company has not yet secured operations and is in the development stage according to Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

Pursuant to a marketing agreement, the Company has acquired the marketing rights to an “Iron-Fertilization” technology used for the sequestration of CO2. The process is to remove carbon dioxide (CO2) from the atmosphere, and place it into a stable storage medium in planktons in the ocean. The Company intends to assist with the prove-out of the technology and then market the environmental CO2 reducer credits to companies required to assist in environmental improvement

On March 8, 2007, the Company amended its articles of incorporation to reflect a name change from “Diatom Corporation” to “Planktos Corp.”

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Diatom Corporation is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – CONTINUED

Derivative Instruments- continued

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2006 and 2005, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common stockholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share was the same, at the reporting dates, as there were no common stock equivalents outstanding.

Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006 and 2005.

Going Concern

As shown in the accompanying financial statements at December 31, 2006, the Company had negative working capital, no revenues and an accumulated deficit. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management’s plans are to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – CONTINUED

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets. For the year ended December 31, 2006, the Company impaired the entire $250,000 paid for the perpetual marketing rights and intellectual property rights from Solar Energy, Limited.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Vessels

Vessels and other fixed assets, net are stated at cost less accumulated depreciation. Vessels and other fixed assets are depreciated when the asset is ready for its intended use.

Depreciation is calculated, based on cost, less estimated residual value, using the straight-line method, over the remaining economic life of each asset. The costs of significant replacements, renewals and betterments are capitalized and depreciated over the shorter of the assets remaining estimated useful life or the estimated life of the renewal or betterment. Expenditures for routine maintenance and repairs are expensed as incurred.

Following are the estimated useful lives of vessels and other fixed assets:

i.     Vessels —on a straight line basis over 25 years.

ii.     Marine equipment on a straight line basis from date of acquisition over a period of five years.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – CONTINUED

Recent Accounting Pronouncements

In February, 2007, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities – Including an amendment of FASB Statement No. 115” (hereinafter SFAS No. 159”). This statement permits entities to choose to measure many financial instruments and certain other items at fair value. The objective is to improve financial reporting by providing entities with the opportunity to mitigate volatility in reported earnings caused by measuring related assets and liabilities differently without having to apply complex hedge accounting provisions. This Statement is expected to expand the use of fair value measurement, which is consistent with the Board’s long-term measurement objectives for accounting for financial instruments. This statement is effective as of the beginning of an entity’s first fiscal year that begins after November 15, 2007, although earlier adoption is permitted. Management has not determined the effect that adopting this statement would have on the Company’s financial condition or results of operation.

Reclassification

Certain amounts from prior periods have been reclassified to conform to the current period presentation. This reclassification has resulted in no changes to the Company’s accumulated deficit or net losses presented.

Stock Options and Warrants Granted to Employees and Nonemployees

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), “Share-Based Payment,” which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” and instead requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton (“BSM”) option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, “Accounting for Stock-Based Compensation.” The Company has elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006.

Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro-forma provisions of SFAS No. 123.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES – CONTINUED

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 – VESSEL AND EQUIPMENT

Vessel and equipment consist of the following at March 31, 2007 and December 31, 2006:

                                                                       March 31,        December 31,
                                                                         2007                2006

         Research Vessel "Weatherbird II"                         $          800,000  $                -
         Marine Equipment                                                     14,141                   -
                                                                             814,141                   -
         Accumulated Depreciation                                            (8,707)                   -
         Net Vessel and Equipment                                 $          805,434  $                -

NOTE 4 – RELATED PARTY TRANSACTIONS

During 2005, the Company incurred payables to a shareholder for unsecured, non-interest bearing advances in the amount of $99,541. In December 2006, this debt was assigned to a related party.

On March 13, 2007, the Company issued 50,000 common shares to a director for services valued at $43,000.

During 2005, the Company received loan advances of $74,970 from a third party. These loans bear no interest and are unsecured. During December 2006, a related party purchased the debt of $99,541.

During the quarter ended March 31, 2007, the Company received an additional $98,000 from this related party. The Company additionally paid back $175,000 during the quarter. As of March 31, 2007, the Company owes this related party $97,511.

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 5 – CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization on December 10, 1998, the Company issued 300 shares of common stock for a total of $20,000 cash.

In June 2005, the Company issued 78,711,311 shares of its common stock to a related party for settlement of debt valued at $997,010.

During August 2005, officers of the Company canceled 70,500,000 shares of common stock. Also in 2005, the Company issued 1,500,000 shares of its common stock to a related party for cash of $250,000 and issued 600,000 shares of common stock to a non-related party for cash of $80,000.

During 2006, there were no issuances of common stock.

In January 2007 the Company completed a private placement for 4,327,500 units at $0.27 per unit for cash proceeds of $1,154,000. Each unit consists of one common share and one share purchase warrant exercisable into one common share at $0.27 for a period of two years.

In February 2007 the Company completed a private placement for 1,257,500 units at $0.40 per unit for cash proceeds of $502,000. Each unit consists of one common share and one share purchase warrant exercisable into one common share at $0.50 for a period of two years.

On March 8, 2007, the Company affected a 1:1.5 forward split of its common stock. All references in the financial statements to shares, share prices, per share amounts and stock plans have been adjusted retroactively for the 1:1.5 forward stock split.

On March 13, 2007, the Company issued 50,000 common shares for services valued at $43,000.

Warrants

A summary of the Company’s warrants at March 31, 2007 and December 31, 2006 and the changes for 2007.

                                                                            Weighted           Weighted
                                                                             Average           Average
                                                         Warrants           Exercise          Remaining
                                                     ------------------   --------------   -----------------

      Balance, December 31, 2006
                                                                  -            $   -                   -
               Issued
                                                             5,585,000          0.32
               Exercised / Cancelled / Expired                    -                -                   -
                                                     ------------------   --------------   -----------------
                                                     ------------------   --------------   -----------------

      Balance March 31, 2007                                 5,585,000        $ 0.32            1.80 years
                                                     ==================   ==============   =================

PLANKTOS CORP.

(formally Diatom Corporation)

CONDENSED NOTES TO UNAUDITED FINANCIAL STATEMENTS

MARCH 31, 2007

NOTE 6 – MARKETING RIGHTS AND COMMITMENTS

On August 17, 2005, the Company entered an agreement with Planktos, Inc. to buy perpetual marketing rights and intellectual property rights from Solar Energy Limited, in exchange for developmental funding and a royalty agreement. The purchase price was $250,000 cash, on closing, plus additional funding commitments.

Pursuant to the marketing agreement, the Company committed to provide 25% of the cost of the prove-out phase of the development. This commitment is estimated to be $322,500.

The $250,000 already paid by the Company is part of this commitment, leaving $72,500 remaining to fund the prove-out. Solar Energy and its subsidiary, Planktos, Inc., are contractually delegated to fund the remaining 75% of the prove-out phase estimated at $967,750.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” the Company impaired, at December 31, 2006, the entire $250,000 paid for the perpetual marketing rights and intellectual property rights from Solar Energy Limited.

On January 12, 2007, the Company entered into a securities exchange agreement and plan of exchange with Solar Energy, Ltd. to acquire 100% ownership of Planktos, Inc. (a subsidiary of Solar) in exchange for an aggregate of 45,000,000 shares of common stock of Planktos Corp., and the fulfillment of certain conditions on or before closing. The conditions include: (a) making available working capital of no less than $1,000,000 to Planktos on or before the acquisition is completed, (b) cancellation of 45,000,000 shares of issued and outstanding common share capital on or before the acquisition is completed, and (c) obtaining shareholder approval of the transaction. The transaction has not yet obtained shareholder approval

NOTE 7 – CONCENTRATIONS

Bank Accounts

The Company maintains its cash accounts in a single commercial bank. During the year, the Company may maintain balances in excess of the federally insured amounts in the accounts that are maintained in the United States.

                                                            Planktos Corp.
                                                     (formerly Diatom Corporation)
                                                     (a Development Stage Company)

                                                   Consolidated Financial Statements
                                                      December 31, 2006 and 2005

                                                               Contents

Report of Independent Registered Public Accounting Firm                                               FB-2

Report of Independent Registered Public Accounting Firm                                               FB-3

Balance Sheets                                                                                        FB-4

Statements of Operations                                                                              FB-5

Statements of Stockholders' Equity                                                                    FB-6

Statement of Cash Flows                                                                               FB-9

Notes to the Financial Statements                                                                    FB-11

Board of Directors

Planktos Corp.

Vancouver, British Columbia

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheet of Planktos Corp. (a development stage enterprise) as of December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the year then ended and for the period from December 10, 1998 (inception of exploration stage) through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Planktos Corp., as of December 31, 2006 and the results of its operations, stockholders’ equity, and cash flows for the year then ended and for the period from December 10, 1998 (inception of exploration stage) through December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s significant and ongoing operating losses raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding the resolution of this issue are also discussed in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 2 to the financial statements, Planktos Corp. adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment, effective January 1, 2006.

/s/ Williams & Webster

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

April 13, 2007

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Diatom Corporation (formerly GYK Ventures, Inc.)

(A Development Stage Company)

We have audited the accompanying balance sheet of Diatom Corporation (a development Stage company) as of December 31, 2005 and the related statements of operations, Stockholders’ deficit and cash flows for the year then ended and from inception on December 10, 1998 through December 31, 2005. These financial Statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements Based on our audit.

We conducted our audit in accordance with the standards of the PCAOB (United States). Those standards require that we plan and perform the audit to obtain reasonable Assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, and audit of its internal control over financial Reporting. Our audit included consideration of internal control over financial reporting as a basis for Designing audit procedures that are appropriate in the circumstances, but not for the purpose of Expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence Supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the Accounting principles used and significant estimates made by management, as well as evaluating the overall  financial statement presentation. We believe that our audit provides a reasonable basis for our Opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Diatom Corporation (a development stage company) as of  December 31, 2005 and the results of its operations and cash flows for the year then ended, and from inception on December 10, 1998 through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company’s recurring losses and lack of working capital raise substantial doubt about its ability to continue as a Going concern. Management’s plans in regards to these matters are also described in Note 2.

The financial statements do not include any adjustments that might result from the outcome of these uncertainties

/s/ Chisholm Bierwolf & Nilson LLC

Chisholm, Bierwolf & Nilson LLC

Bountiful, Utah

April 12, 2006

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
BALANCE SHEETS
                                                                                        December 31,           December 31,
                                                                                            2006                   2005
                                                                                      ------------------     ------------------
ASSETS
       CURRENT ASSETS

           Cash                                                                   $              67,121  $              34,768

           Advances receivable                                                                    5,824                      -
                                                                                      ------------------     ------------------

               Total Current Assets                                                              72,945                 34,768
                                                                                      ------------------     ------------------

       OTHER ASSETS

           Marketing rights                                                                           -                250,000
                                                                                      ------------------     ------------------

               Total Other Assets                                                                     -                250,000
                                                                                      ------------------     ------------------

       TOTAL ASSETS                                                               $              72,945  $             284,768
                                                                                      ==================     ==================

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
       CURRENT LIABILITIES

           Accounts payable                                                       $                 245  $                 245

           Accounts payable - related party                                                           -                 99,541

           Loan payable - related party                                                         174,511                      -
                                                                                      ------------------     ------------------

               Total Current Liabilities                                                        174,756                 99,786
                                                                                      ------------------     ------------------

       COMMITMENTS AND CONTINGENCIES                                                                  -                      -
                                                                                      ------------------     ------------------

       STOCKHOLDERS' EQUITY (DEFICIT)
           Common stock, authorized 100,000,000 shares
             of $0.001 par value, issued and outstanding 77,438,838

             at December 31, 2006 and 2005                                                       77,439                 77,439

           Additional paid-in capital                                                         3,393,148              3,393,148
           Deficit accumulated during development stage                                     (3,572,398)            (3,285,605)
                                                                                      ------------------     ------------------

               Total Stockholders' Equity (Deficit)                                           (101,811)                184,982
                                                                                      ------------------     ------------------

       TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY (DEFICIT)                       $             72,945  $             284,768
                                                                                      ==================     ==================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
STATEMENT OF OPERATIONS
                                                                              For the Years Ended              From Inception
                                                                                                                (December 10,
                                                                                  December 31,                    1998) to
                                                                      ------------------------------------
                                                                           2006                2005             December 31,
                                                                                                                    2006
                                                                      ---------------     ----------------     ----------------
REVENUES                                                          $                   $                    $

                                                                                   -                    -                    -

OPERATING EXPENSES

     General and administrative                                               36,793            1,356,581            3,319,539
                                                                      ---------------     ----------------     ----------------

        Total Operating Expenses                                              36,793            1,356,581            3,319,539
                                                                      ---------------     ----------------     ----------------

LOSS FROM OPERATIONS                                                        (36,793)          (1,356,581)          (3,319,539)
                                                                      ---------------     ----------------     ----------------

OTHER INCOME (EXPENSE)

     Loss on sale of securities                                                    -                    -             (12,108)

     Gain on settlement of debt                                                    -                    -                9,249

     Write down of marketing rights                                        (250,000)                    -            (250,000)
                                                                      ---------------     ----------------     ----------------

        Total Other Income (Expense)                                       (250,000)                    -            (252,859)
                                                                      ---------------     ----------------     ----------------

NET LOSS BEFORE INCOME TAX                                                 (286,793)          (1,356,581)          (3,572,398)

INCOME TAX EXPENSE                                                                 -                    -                    -
                                                                      ---------------     ----------------     ----------------

NET LOSS                                                          $        (286,793)  $       (1,356,581)  $       (3,572,398)
                                                                      ===============     ================     ================

NET LOSS PER SHARE                                                $           (0.00)  $            (0.02)  $            (0.10)
                                                                      ===============     ================     ================

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                      77,438,838           72,897,099           36,814,307
                                                                      ===============     ================     ================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP.
(formerly Diatom Corporation)
(A Development Stage Company)
Statement of Stockholders' Equity
                                                                                                                                                                  Deficit
                                                                                                                                                                Accumulated
                                                                                                                   Additional            Accumulated             During the
                                                                                   Common Stock                     Paid-in            Comprehensive            Development
                                                                       ------------------------------------
                                                                            Shares              Amount              Capital             Income/(Loss)              Stage
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

Common stock issued at inception for cash at $67 per share                         300  $                -  $            20,000  $                    -  $                   -

Net loss for the period ended December 31, 1998                                      -                   -                    -                       -                      -
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 1998                                                     300                   -               20,000                       -                      -

Common stock issued for cash at $167 per share                                     101                   -               16,800                       -                      -

Common stock issued for cash at $2,000 per share                                     1                   -                2,000                       -                      -

Net loss for the year ended December 31, 1999                                        -                   -                    -                       -               (36,360)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 1999                                                     402                   -               38,800                       -               (36,360)

Net change in unrealized gains/(losses)

   on available for sale securities                                                  -                   -                    -                (12,185)                      -

Net loss for the year ended December 31, 2000                                        -                   -                    -                       -               (37,792)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2000                                                     402                   -               38,800                (12,185)               (74,152)

Common stock issued for services from $7 to $17 per share                      105,000                 105              499,895                       -                      -

Share issued in round-up                                                             5                   -                    -                       -                      -

Common stock issued for services to a related party
   at $0.01 per share                                                        3,000,000               3,000               17,000

Rounding of shares                                                                 149                   -                    -                       -                      -

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP.
(formerly Diatom Corporation)
(A Development Stage Company)
Statement of Stockholders' Equity
                                                                                                                                                                  Deficit
                                                                                                                                                                Accumulated
                                                                                                                   Additional            Accumulated             During the
                                                                                   Common Stock                     Paid-in            Comprehensive            Development
                                                                       ------------------------------------
                                                                            Shares              Amount              Capital             Income/(Loss)              Stage
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

Forgiveness of debt                                                                  -                   -               43,085                       -                      -

Net change in unrealized gains/(losses) on available for

    sale securities                                                                  -  $                -  $                 -  $               12,185  $

Net loss for the year ended December 31, 2001                                        -                   -                    -                       -              (588,198)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2001                                               3,105,555               3,105              598,780                       -              (662,350)

Shares returned to treasury                                                    (7,500)                 (8)                    8                       -                      -

Common stock issued for services from $0.07 to $0.17 per share              33,450,000              33,450              527,550                       -                      -

Common stock issued for debt at $0.13 per share                                600,000                 600               79,400                       -                      -

Issuance of stock in round-up                                                   22,749                  23                 (23)                       -                      -

Net loss for the period ended December 31, 2002                                      -                   -                    -                       -              (749,558)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2002                                              37,170,804              37,170            1,205,715                       -            (1,411,908)

Common stock issued for services at $0.01 per share                         30,000,000              30,000              370,000                       -                      -

Rounding due to stock split                                                        224                   -                    -                       -                      -

Cancellation of common shares                                                 (43,500)                (44)                   44                       -                      -

Net loss for the period ended December 31, 2003                                      -                   -                    -                       -              (463,037)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP.
(formerly Diatom Corporation)
(A Development Stage Company)
Statement of Stockholders' Equity
                                                                                                                                                                  Deficit
                                                                                                                                                                Accumulated
                                                                                                                   Additional            Accumulated             During the
                                                                                   Common Stock                     Paid-in            Comprehensive            Development
                                                                       ------------------------------------
                                                                            Shares              Amount              Capital             Income/(Loss)              Stage
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2003                                              67,127,527              67,127            1,575,759                       -            (1,874,945)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

Balance, December 31, 2003                                                  67,127,527  $           67,127  $         1,575,759  $                    -  $         (1,874,945)

Rounding due to Madison adjustment                                                   -                   1                  243                       -                      -

Net loss for the period ended December 31, 2004                                      -                   -                    -                       -               (54,079)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2004                                              67,127,527              67,128            1,576,002                       -            (1,929,024)

Common stock issued for debt at $0.01 per share                             78,711,311              78,711              918,299                       -                      -

Common stock issued for cash from $0.13 to $0.17 per share                   2,100,000               2,100              327,900                       -                      -

Cancellation of common shares                                             (70,500,000)            (70,500)               70,500                       -                      -

Issuance of warrants                                                                 -                   -              500,347                       -                      -

Capital contribution by shareholders                                                 -                   -                  100                       -                      -

Net loss for the period ended December 31, 2005                                      -                   -                    -                       -            (1,356,581)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

    Balance, December 31, 2005                                              77,438,838              77,439            3,393,148                       -            (3,285,605)

Net loss for the period ended December 31, 2006                                      -                   -                    -                       -              (286,793)
                                                                       ----------------     ---------------     ----------------     -------------------     ------------------

Balance, December 31, 2006                                                  77,438,838  $           77,439  $         3,393,148  $                    -  $         (3,572,398)
                                                                       ================     ===============     ================     ===================     ==================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
STATEMENT OF CASH FLOWS
                                                                                                             From Inception
                                                                                                             (December 10,
                                                                   For the Years Ended December 31,             1998) to
                                                                 -------------------------------------
                                                                      2006                 2005            December 31, 2006
                                                                 ----------------     ----------------     -------------------
CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss                                                     $         (286,793)  $       (1,356,581)  $          (3,572,398)
Adjustments to reconcile net loss to net cash
 (used) in operating activities:

     Stock issued for services                                                 -                    -               1,481,000

     Warrant expense                                                           -              500,347                 500,347

     Loss on sale of securities                                                -                    -                  12,108

     Write down of marketing rights                                      250,000                    -                 250,000

     Gain on settlement of notes receivable                                    -                    -                 (9,249)

     (Increase) decrease in advances receivable                          (5,824)                    -                 (5,824)

     Increase (decrease) in accounts payable                                   -                (150)                      95

     Increase (decrease) in accounts payable related party                     -             (25,804)                 179,936
                                                                 ----------------     ----------------     -------------------
        Net Cash (Used in) Operating Activities                                                                   (1,163,985)
                                                                        (42,617)            (882,188)
                                                                 ----------------     ----------------     -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:

     Proceeds from sale of securities                                          -                    -                     492

     Purchase of marketing rights                                              -            (250,000)               (250,000)

     Payment on notes receivable                                               -                    -                 (3,351)
                                                                 ----------------     ----------------     -------------------
        Net Cash (Used in) Investing Activities                                                                     (252,859)
                                                                               -            (250,000)
                                                                 ----------------     ----------------     -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:

     Capital contributions                                                     -                  100                   1,500

     Issued common stock for cash                                              -              330,000                 367,800

     Loan payable - related party                                         74,970                    -                  74,970

     Proceeds from officer                                                     -                    -                 201,839

     Proceeds from notes payable - related party                               -              836,856                 836,856

     Proceeds from subscription receivable                                     -                    -                   1,000
                                                                 ----------------     ----------------     -------------------
        Net Cash Provided by Financing Activities
                                                                          74,970            1,166,956               1,483,965
                                                                 ----------------     ----------------     -------------------

NET INCREASE (DECREASE) IN CASH AND

  CASH EQUIVALENTS                                                        32,353               34,768                  67,121

CASH AT BEGINNING OF YEAR                                                 34,768                    -                       -
                                                                 ----------------     ----------------     -------------------
                                                             $                    $                    $
CASH AT END OF YEAR                                                       67,121               34,768                  67,121
                                                                 ================     ================     ===================

SUPPLIMENTAL CASH FLOW INFORMATION
     CASH PAID FOR:

        Interest                                             $                 -  $                 -  $                    -
                                                                 ================     ================     ===================

        Income taxes                                         $                 -  $                 -  $                    -
                                                                 ================     ================     ===================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS CORP

(formerly Diatom Corporation)

(A Development Stage Company)

STATEMENT OF CASH FLOWS

(Continued)

NON-CASH FINANCING AND INVESTING TRANSACTIONS:

In January 2000, a marketable security valued at $12,600 was received in exchange for a notes receivable of $3,351. The market value of the securities at December 31, 2000 is $415.

In April 2001, the Company issued 4,500 shares of its common stock for services valued at $75,000.

In May 2001, the Company issued 75,000 shares of its common stock to an office of the Company for services valued at $50,000.

In May 2001, the Company issued 10,500 shares of its common stock for services valued at $175,000.

In July 2001, the Company issued 15,000 shares of its common stock for services valued at $200,000.

In December 2001, the Company issued 3,000,000 shares of its common stock to an office of the Company for services valued at $20,000.

In December 2001, debt in the amount of $41,685 was forgiven by officers of the Company.

During January 2002, the Company issued 750,000 shares of previously authorized but unissued common stock for services rendered value at $125,000.

During January 2002, the Company canceled 7,500 shares of common stock.

During September 2002, the Company issued 600,000 shares of previously authorized but unissued common stock for reduction of debt value at $80,000.

During September 2002, the Company authorized a ten for one (10:1) reverse split of its common stock.

In October 2002, the Company issued 32,700,000 shares of common stock at $0.02 per share for services revalued during the year at a total value of $436,000.

In January 2003, the Company issued 30,000,000 shares of its common stock to an officer of the Company for services valued at $400,000.

During 2005, the Company issued 78,711,311 shares of common stock to satisfy debt of $997,010.

During 2006, the Company converted $99,541 of accounts payable – related party to loan payable – related party.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 1 – DESCRIPTION OF BUSINESS

Planktos Corp. (“the Company”) was incorporated as eWorld Travel Corp on December 10, 1998 under the laws of the state of Nevada. On September 23, 2002, the Company changed its name to GYK Ventures, Inc. and on July 8, 2005, the Company changed its name again to Diatom Corporation, and again in 2007 changed its name to Planktos Corp. The Company originally was organized to provide internet-based travel services. The Company has not yet secured operations and is in the development stage according to Financial Accounting Standards Board Statement No. 7. It is concentrating substantially all of its efforts in raising capital and defining its business operation in order to generate significant revenues.

Pursuant to a marketing agreement, the Company has acquired the marketing rights to an “Iron-Fertilization” technology used for the sequestration of CO2. The process is to remove carbon dioxide (CO2) from the atmosphere, and place it into a stable storage medium in planktons in the ocean. The Company intends to assist with the prove-out of the technology and then market the environmental CO2 reducer credits to companies required to assist in environmental improvement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES

This summary of significant accounting policies of Planktos Corp. is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, “Accounting for Derivative Instruments and Hedging Activities” (hereinafter “SFAS No. 133”), as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", and SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — CONTINUED

Derivative Instruments- continued

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change.

At December 31, 2006 and 2005, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Earnings Per Share

The Company has adopted Statement of Financial Accounting Standards No. 128, which provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006 and 2005.

Going Concern

As shown in the accompanying financial statements at December 31, 2006, the Company had negative working capital, no revenues and an accumulated deficit. The Company is currently putting technology in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Management’s plans are to seek additional capital from new equity securities offerings that will provide funds needed to increase liquidity, fund internal growth and fully implement its business plan.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — CONTINUED

Long-lived Assets

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. This standard establishes a single accounting model for long-lived assets to be disposed of by sale, including discontinued operations, and requires that these long-lived assets be measured at the lower of carrying amount or fair value less cost to sell, whether reported in continuing operations or discontinued operations. Accordingly, the Company reviews the carrying amount of long-lived assets for impairment where events or changes in circumstances indicate that the carrying amount may not be recoverable. The determination of any impairment would include a comparison of estimated future cash flows anticipated to be generated during the remaining life of the assets to the net carrying value of the assets. For the year ended December 31, 2006, the Company impaired the entire $250,000 paid for the perpetual marketing rights and intellectual property rights from Solar Energy, Limited.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109 “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

Recent Accounting Pronouncements

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that otherwise would require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity (“SPE”) may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — CONTINUED

Recent Accounting Pronouncements — continued

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets—an amendment of FASB Statement No. 140.” This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially measured at fair value, if practicable and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available for sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available for sale securities under Statement 115, provided that the available for sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no impact on the Company’s financial condition or results of operations.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This statement clarifies the definition of fair value, establishes a framework for measuring fair value and expands the disclosures on fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management has not determined the effect, if any, the adoption of this statement will have on the Company’s financial statements.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — CONTINUED

Recent Accounting Pronouncements — continued

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans-An amendment of FASB Statements No. 87, 88, 106, and 132(R).” One objective of this standard is to make it easier for investors, employees, retirees and other parties to understand and assess an employer’s financial position and its ability to fulfill the obligations under its benefit plans. SFAS No. 158 requires employers to fully recognize in their financial statements the obligations associated with single-employer defined benefit pension plans, retiree healthcare plans, and other postretirement plans. SFAS No. 158 requires an employer to fully recognize in its statement of financial position the overfunded or underfunded status of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability and to recognize changes in that funded status in the year in which the changes occur through comprehensive income. This statement also requires an employer to measure the funded status of a plan as of the date of its year-end statement of financial position, with limited exceptions. SFAS No. 158 requires an entity to recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87. This statement requires an entity to disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. The company is required to initially recognize the funded status of a defined benefit postretirement plan and to provide the required disclosures for fiscal years ending after December 15, 2006. Management believes that this statement will not have a significant impact on the company’s financial statements.

FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No.109.” Interpretation 48 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Benefits from tax positions should be recognized in the financial statements only when it is more likely than not that the tax position will be sustained upon examination by the appropriate taxing authority that would have full knowledge of all relevant information. The amount of tax benefits to be recognized for a tax position that meets the more-likely-than-not recognition threshold is measured as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. Tax benefits relating to tax positions that previously failed to meet the more-likely-than-not recognition threshold should be recognized in the first subsequent financial reporting period in which that threshold is met or certain other events have occurred. Previously recognized tax benefits relating to tax positions that no longer meet the more-likely-than-not recognition threshold should be derecognized in the first subsequent financial reporting period in which that threshold is no longer met. Interpretation 48 also provides guidance on the accounting for and disclosure of tax reserves for unrecognized tax benefits, interest and penalties and accounting in interim periods. Interpretation 48 is effective for fiscal years beginning after December 15, 2006. The change in net assets as a result of applying this pronouncement will be a change in accounting principle with the cumulative effect of the change required to be treated as an adjustment to the opening balance of retained earnings on January 1, 2007, except in certain cases involving uncertainties relating to income taxes in purchase business combinations. In such instances, the impact of the adoption of Interpretation 48 will result in an adjustment to goodwill. While the Company’s analysis of the impact of adopting Interpretation 48 is not yet complete, management does not currently anticipate it will have a material impact on the Company’s financial statements.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING PRINCIPLES — CONTINUED

Recent Accounting Pronouncements — continued

In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, “Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements,” (“SAB 108”),which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company adopted SAB 108 in the fourth quarter of 2006 with no impact on its financial statements.

Reclassification

Certain amounts from prior periods have been reclassified to conform to the current period presentation. This reclassification has resulted in no changes to the Company’s accumulated deficit or net losses presented.

Stock Options and Warrants Granted to Employees and Nonemployees

On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004) (SFAS No. 123R), “Share-Based Payment,” which addresses the accounting for stock-based payment transactions in which an enterprise receives employee services in exchange for (a) equity instruments of the enterprise or (b) liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. In January 2005, the Securities and Exchange Commission (SEC) issued Staff Accounting Bulletin (SAB) No. 107, which provides supplemental implementation guidance for SFAS No. 123R. SFAS No. 123R eliminates the ability to account for stock-based compensation transactions using the intrinsic value method under Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees,” and instead requires that such transactions be accounted for using a fair-value-based method. The Company uses the Black-Scholes-Merton (“BSM”) option-pricing model to determine the fair-value of stock-based awards under SFAS No. 123R, consistent with that used for pro forma disclosures under SFAS No. 123, “Accounting for Stock-Based Compensation.” The Company has elected the modified prospective transition method as permitted by SFAS No. 123R and accordingly prior periods have not been restated to reflect the impact of SFAS No. 123R. The modified prospective transition method requires that stock-based compensation expense be recorded for all new and unvested stock options, restricted stock, restricted stock units, and employee stock purchase plan shares that are ultimately expected to vest as the requisite service is rendered beginning on January 1, 2006.

Stock-based compensation expense for awards granted prior to January 1, 2006 is based on the grant date fair-value as determined under the pro-forma provisions of SFAS No. 123.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 3 – RELATED PARTY TRANSACTIONS

During 2005, the Company incurred payables to a shareholder for unsecured, non-interest bearing advances in the amount of $99,541. In December 2006, this debt was assigned to a related party.

Also during 2005, various shareholders advanced $836,856 to the Company to assist with cash flow needs, and the Company issued 78,711,311 shares of common stock in satisfaction of this debt.

During 2005, officers of the Company cancelled 70,500,000 shares of their common stock.

During 2006, the Company received loan advances of $74,970 from a related party. These loans bear no interest and are unsecured. During December 2006, this related party purchased the debt of $99,541 from a former related party, as described above. The Company plans on repaying these loans from future equity financings.

NOTE 4– CAPITAL STOCK

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

In its initial capitalization on December 10, 1998, the Company issued 300 shares of common stock for a total of $20,000 cash.

In June 2005, the Company issued 78,711,311 shares of its common stock to a related party for settlement of debt valued at $997,010.

During August 2005, officers of the Company canceled 70,500,000 shares of common stock. Also in 2005, the Company issued 1,500,000 shares of its common stock to a related party for cash of $250,000 and issued 600,000 shares of common stock to a non-related party for cash of $80,000.

During 2006, there were no issuances of common stock.

Subsequent to December 31, 2006, the Company effected a 1:1.5 forward split of its common stock. All references in the financial statements to shares, share prices, per share amounts and stock plans have been adjusted retroactively for the 1:1.5 forward stock split.

NOTE 5 – MARKETING RIGHTS AND COMMITMENTS

On August 17, 2005, the Company entered an agreement with Planktos, Inc. (an unrelated business) to buy perpetual marketing rights and intellectual property rights from Solar Energy Limited, in exchange for developmental funding and a royalty agreement. The purchase price was $250,000 cash, on closing, plus additional funding commitments.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 5 – MARKETING RIGHTS AND COMMITMENTS — CONTINUED

Pursuant to the marketing agreement, the Company committed to provide 25% of the cost of the prove-out phase of the development. This commitment is estimated to be $322,500.

The $250,000 already paid by the Company is part of this commitment, leaving $72,500 remaining to fund the prove-out. Solar Energy and its subsidiary, Planktos, Inc., are contractually delegated to fund the remaining 75% of the prove-out phase estimated at $967,750.

In accordance with Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” the Company impaired, at December 31, 2006, the entire $250,000 paid for the perpetual marketing rights and intellectual property rights from Solar Energy, Limited.

On October 19, 2006, the Company tendered an offer to acquire 100% of Planktos, Inc. The offer is subject to the Company providing working capital sufficient to permit Planktos, Inc. to achieve its production goals. According to the offer, the Company will issue 30,000,000 shares of its common stock in exchange for all of the issued and outstanding common stock in Planktos, Inc. See Note 9.

NOTE 6 – CONCENTRATIONS

Bank Accounts

The Company maintains its cash accounts in a single commercial bank. During the year, the Company may maintain balances in excess of the federally insured amounts in the accounts that are maintained in the United States.

NOTE 7 – INCOME TAXES

At December 31, 2006, the Company had deferred tax assets calculated at an expected rate of 34% of approximately $1,129,615 principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the net deferred tax asset has been established at December 31, 2006. The significant components of the deferred tax asset at December 31, 2006 and 2005 were as follows:

                                                          December 31, 2006               December 31, 2005
                                                     ----------------------------    ----------------------------
                                                     ----------------------------    ----------------------------
Net operating loss carryforward                  $                    1,129,615   $                   1,117,105

Deferred tax asset valuation allowance                              (1,129,615)                     (1,117,105)
                                                     ----------------------------    ----------------------------
                                                     ----------------------------    ----------------------------
Deferred tax asset                               $                             -  $                            -
                                                     ============================    ============================

At December 31, 2006, the Company has net operating loss carryforwards of approximately $3,322,398, which expire in the years 2019 through 2021. The Company recognized approximately $250,000 of losses from the write down of marketing rights in fiscal 2006, which are not deductible for tax purposes and are not included in the above calculation of deferred tax assets. The change in the allowance account from prior year to current was $12,510.

PLANKTOS CORP.

(formerly Diatom Corporation)

NOTES TO THE FINANCIAL STATEMENTS

DECEMBER 31, 2006

NOTE 8 — SUBSEQUENT EVENTS

In January 2007, the Company completed a private placement for 2,885,000 units at $0.40 per unit for cash proceeds of $1,154,000. Each unit consists of one common share and one share purchase warrant exercisable into one common share at $0.40 for a period of two years.

In January 2007, the Company purchased the research vessel “Weatherbird II” for $800,000 to further the development of its ocean plankton restoration technology.

In January 2007, the Company repaid $102,000 of a related party loan payable outstanding at year end 2006.

On January 12, 2007, the Company entered into a securities exchange agreement and plan of exchange with Solar Energy, Ltd. to acquire 100% ownership of Planktos, Inc. (a subsidiary of Solar) in exchange for an aggregate of 45,000,000 shares of common stock of Planktos Corp., and the fulfillment of certain conditions on or before closing. The conditions include: (a) making available working capital of no less than $1,000,000 to Planktos on or before the acquisition is completed, (b) cancellation of 45,000,000 shares of issued and outstanding common share capital on or before the acquisition is completed, and (c) obtaining shareholder approval of the transaction. The transaction has not yet obtained shareholder approval.

In February 2007, the Company completed a private placement for 838,333 units at $0.60 per unit for cash proceeds of $503,000. Each unit consists of one common share and one share purchase warrant exercisable into one common share at $0.75 for a period of two years.

On March 8, 2007, the Company effected a 1:1.5 forward split of its common stock and amended its articles of incorporation to reflect a name change from “Diatom Corporation” to “Planktos Corp.” in anticipation of closing on the terms of the Securities Exchange Agreement and Plan of Exchange.

                                                            Planktos, Inc.
                                                     (a Development Stage Company)

                                                    Unaudited Financial Statements
                                                        March 31, 2007 and 2006

                                                               Contents

Balance Sheets                                                                                        FC-2

Statements of Operations                                                                              FC-3

Statement of Cash Flows                                                                               FC-4

Notes to the Financial Statements                                                                     FC-5

PLANKTOS, INC.
(A Development Stage Company)
BALANCE SHEETS
--------------------------------------------------------------------------- ---- ---------------- --- --- ------------------

                                                                                    March 31,                December 31,
                                                                                      2007                      2006
                                                                                   (unaudited)
                                                                                 ----------------         ------------------
ASSETS

CURRENT ASSETS
       Cash                                                                   $           29,922       $            154,238
       Receivable from affiliate                                                          94,172                     86,956
       Prepaid expenses                                                                    1,474                      7,162
                                                                                 ----------------         ------------------
              TOTAL CURRENT ASSETS                                                       125,568                    248,356
                                                                                 ----------------         ------------------

OTHER ASSETS
       Deposits                                                                            4,720                      4,720
                                                                                 ----------------         ------------------

TOTAL ASSETS                                                                  $          130,288       $            253,076
                                                                                 ================         ==================

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
       Accounts payable                                                       $            4,851       $              1,071
       Accrued liabilities                                                                    54                      6,501
       Other current liabilities                                                          22,500                          -
       Payable to affiliate                                                              485,824                      5,824
       Advances from related party                                                       939,750                    939,750
                                                                                 ----------------         ------------------
              TOTAL CURRENT LIABILITIES                                                1,452,979                    953,146
                                                                                 ----------------         ------------------

COMMITMENTS AND CONTINGENCIES                                                                  -                          -
                                                                                 ----------------         ------------------

STOCKHOLDER'S DEFICIT
       Common stock, 10,000,000 shares authorized; no par value,
                   100 shares issued  and outstanding                                        100                        100
       Additional paid-in capital                                                         53,319                     41,101
       Accumulated deficit during development stage                                  (1,376,110)                  (741,271)
                                                                                 ----------------         ------------------
              TOTAL STOCKHOLDER'S  DEFICIT                                           (1,322,691)                  (700,070)
                                                                                 ----------------         ------------------

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT                                   $          130,288       $            253,076
                                                                                 ================         ==================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
------------------------------------------------------------ -- ---- --------------- --- ---------------- --- ----------------

                                                                                                              From Inception
                                                                                                               (February 11,
                                                                                                                   2005)
                                                                                                                  through
                                                                        Three Months Ended March 31,             March 31,
                                                                     ------------------------------------
                                                                          2007                2006                 2007
                                                                      (unaudited)          (unaudited)          (unaudited)
                                                                     ---------------     ----------------     ----------------

REVENUES                                                          $               -       $            -   $                 -

                                                                     ---------------     ----------------     ----------------

EXPENSES
        General and administrative                                          252,912              130,888              949,385
        Marketing and selling expenses                                       41,160               10,569               77,838
        Vessel operating costs                                              253,849                    -              253,849
        Research and development                                             50,000               15,400               92,660
                                                                                                              ----------------
                                                                     ---------------     ----------------
              TOTAL EXPENSES                                                597,921              156,857            1,373,732
                                                                     ---------------     ----------------     ----------------

LOSS FROM OPERATIONS                                                      (597,921)            (156,857)          (1,373,732)
                                                                     ---------------     ----------------     ----------------

OTHER INCOME (EXPENSES)
        Other income                                                              -                8,569               11,119
        Other income - related party                                              -                    -               61,000
        Charitable contribution                                            (25,000)                    -             (25,000)
        Interest income                                                         300                    -                3,822
        Interest expense                                                   (12,218)                    -             (53,319)
                                                                     ---------------     ----------------     ----------------
              TOTAL OTHER INCOME (EXPENSE)                                 (36,918)                8,569              (2,378)

LOSS BEFORE TAXES                                                         (634,839)            (148,288)          (1,376,110)

INCOME TAXES                                                                      -                    -                    -
                                                                     ---------------     ----------------     ----------------

NET LOSS                                                          $       (634,839)   $         (148,288)  $        (1,376,110)

                                                                     ===============     ================     ================

        NET LOSS PER COMMON SHARE,
              BASIC AND DILUTED                                   $         (6,348)   $          (1,483)
                                                                     ===============     ================

        WEIGHTED AVERAGE NUMBER
              OF COMMON SHARES OUTSTANDING,
              BASIC AND DILUTED                                                 100                  100
                                                                     ===============     ================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
---------------------------------------------------------------------- --- -------------- -- --------------- --- ----------------

                                                                                                                  From Inception
                                                                                                                  (February 11,
                                                                                                                      2005)
                                                                                                                     through
                                                                             Three Months Ended March 31,           March 31,
                                                                           ---------------------------------
                                                                               2007               2006                2007
                                                                            (unaudited)       (unaudited)          (unaudited)
                                                                           --------------    ---------------     ----------------

CASH FLOWS FROM OPERATING ACTIVITIES:
     Net loss                                                           $      (634,839)  $       (148,288)   $      (1,376,110)
     Adjustments to reconcile net loss to net cash used in operating activities:
         Expenses paid through contribution of additional paid-in
               capital                                                            12,218                                  53,319
         (Increase) decrease in:
             Deposits                                                                  -                  -              (4,720)
             Prepaid expenses                                                      5,688              (389)              (1,474)
         Increase (decrease) in:                                                                                               -
             Accounts payable                                                      3,780              1,225                4,851
             Accrued liabilities                                                 (6,447)                  -                   54
             Other current liabilities                                            22,500                  -               22,500
                                                                           --------------    ---------------     ----------------
         Net cash used by operating activities                                 (597,100)          (147,452)          (1,301,580)
                                                                           --------------    ---------------     ----------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:                                           -                  -                    -
                                                                           --------------    ---------------     ----------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
     Issuance of common stock for cash                                                 -                                     100
     Affiliate receivable/payable                                                472,784           (51,525)              391,652
     Advances from related party                                                       -            224,970              939,750
                                                                           --------------    ---------------     ----------------
     Net cash provided by financing activities                                   472,784            173,445            1,331,502
                                                                           --------------    ---------------     ----------------

     NET INCREASE (DECREASE) IN CASH                                           (124,316)             25,993               29,922

CASH, BEGINNING OF PERIOD                                                        154,238             24,890                    -
                                                                           --------------    ---------------     ----------------

CASH, END OF PERIOD                                                    $          29,922  $          50,883  $            29,922
                                                                           ==============    ===============     ================

SUPPLEMENTAL CASH FLOW INFORMATION:
     Interest paid                                                     $               -  $               -  $                 -
                                                                           ==============    ===============     ================
     Income taxes paid                                                 $               -  $               -  $                 -
                                                                           ==============    ===============     ================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC

(A Development Stage Company)

Condensed Notes to the Interim Financial Statements

March 31, 2007

NOTE 1 – DESCRIPTION AND HISTORY OF BUSINESS AND BASIS OF PRESENTATION

Planktos, Inc. (“the Company”) was incorporated under the laws of the State of California on February 11, 2005. The Company was organized primarily for the purpose of research and development of ocean restoration and green house gas mitigation.

Solar Energy Limited is the Company’s sole stockholder. The Company maintains an office in Foster City, California. The Company’s year-end is December 31.

The Company is in the development stage according to Financial Accounting Standards Board Statement No. 7 and is currently focusing its attention on raising capital in order to pursue its goals.

The accompanying unaudited interim financial statements have been prepared in accordance with United States generally accepted accounting principles for interim financial information. They may not include all information and footnotes required by United States generally accepted accounting principles for complete financial statements. However, except as disclosed herein, there has been no material changes in the information disclosed in the notes to the financial statements for the year ended December 31, 2006. The interim unaudited financial statements should be read in conjunction with those financial statements at December 31, 2006. In the opinion of management, all adjustments considered necessary for a fair presentation, consisting solely of normal and recurring adjustments have been made. Operating results for the three months ended March 31, 2007 are not necessarily indicative of the results that may be expected for the year ending December 31, 2007.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Solar Energy Limited is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Development Stage Activities

The Company has been in the development stage since inception. The Company has no revenues from its planned operations. The Company is in the development stage according to Financial Accounting Standards Board Statement No. 7 and is currently focusing its attention on raising capital in order to pursue its goals.

Earnings (Loss) Per Share

The Company computes net income (loss) per common share in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share.” Net income (loss) per share is based upon the weighted average number of outstanding common shares and the dilutive effect of common share equivalents, such as options and warrants to purchase common stock, convertible preferred stock and convertible notes, if applicable, that are outstanding each year. Basic and diluted earnings per share were the same at the reporting dates of the accompanying financial statements, as including common stock equivalents in the calculation of diluted earnings per share would have been antidilutive.

PLANKTOS, INC

(A Development Stage Company)

Condensed Notes to the Interim Financial Statements

March 31, 2007

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES — CONTINUED

Revenue Recognition

The Company recognizes revenue from product sales when there is a mutually executed sales contract, when the products are shipped and title passes to customers, when the contract price and terms are fixed, and when collectibility is reasonably assured.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has negative working capital and no revenues, has incurred a net loss for the period ended March 31, 2007, and has an accumulated deficit since the inception of the Company. These factors indicate that the Company may be unable to continue in existence. The Company is currently putting business plans in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans includes the following:

(1)     obtaining funding from private placement sources;

 (2) obtaining additional funding from the sale of the Company’s securities;

(3) establishing revenues from commercializing of its project; and

(4) obtaining loans and grants from various financial institutions, where possible. The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue existence.

NOTE 4 – STOCKHOLDER’S EQUITY TRANSACTIONS

The Company is authorized to issue 10,000,000 shares of no par common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

During the period ending March 31, 2007 and the year ending December 31, 2006, Solar Energy Limited, the Company’s sole shareholder, contributed capital in form of foregone interest in the amount of $12,218 and $39,938, respectively. See Note 5.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company, and its affiliate D2Fusion, Inc., a company with a common shareholder, share research and development facilities. D2Fusion owed the Company $94,172 and $86,956 for reimbursable expenses at March 31, 2007 and December 31, 2006, respectively. These amounts are uncollateralized, non-interest bearing, and due on demand.

PLANKTOS, INC

(A Development Stage Company)

Condensed Notes to the Interim Financial Statements

March 31, 2007

NOTE 5 – RELATED PARTY TRANSACTIONS — CONTINUED

The Company has received advances from its parent, Solar Energy Limited, to fund its research and development and general operations. At March 31, 2007 and December 31, 2006, the Company had unsecured related party advances of $939,750, respectively. These advances have no specific due dates, are currently uncollateralized, and are non-interest bearing, however, interest is imputed using the Libor one-year rate. During the period ending March 31, 2007 and the year ending December 31, 2006, the Company calculated interest at $12,218 and $39,938, respectively. This interest expense was recorded as contributed capital in the accompanying financial statements because the parent company elected to forgive this interest.

On January 12, 2007, the Company’s parent, Solar Energy Limited, entered into a securities exchange agreement and plan of exchange with Planktos Corp. (formerly Diatom Corporation) whereby Solar intends to sell 100% ownership of Planktos, Inc. to Planktos Corp., in exchange for an aggregate of 45,000,000 shares of Planktos Corp.‘s common stock, and the fulfillment of certain conditions on or before closing. The conditions include that Planktos Corp. (a) make available working capital of no less than $1,000,000 to Planktos, Inc. on or before the acquisition is completed, (b) cancel 45,000,000 shares of its issued and outstanding common share capital on or before the acquisition is completed, and (c) obtain shareholder approval of the transaction. This transaction is still pending.

In anticipation of this acquisition, Planktos Corp has loaned operating capital to Planktos, Inc. to fund operations until the time of the acquisition. As of March 31, 2007 and December 31, 2006, the Company owed Planktos Corp $485,824 and $5,824, respectively. These operating loans are uncollateralized, with no stated interest rate, and due upon demand. Also, in anticipation of the acquisition with Planktos Corp, the Company’s subsidiary Planktos, Inc. has spent a total of $253,849 toward the Weatherbird II ship rework and refit. This included equipment upgrades, maintenance, and the purchase of additional equipment. Planktos Corp has purchased the research vessel RV Weatherbird II while Planktos Inc. has supplied the funds to upgrade the ship. Planktos Inc. and Planktos Corp (formerly Diatom Corp) are anticipating completing a merger and each entity is contributing toward the total costs of acquiring and upgrading vessel.

NOTE 6 – COMMITMENTS

Lease Commitments

The Company also maintains office and research and development space for which the Company pays approximately $4,200 a month. The term of the Company’s lease on this space terminates in December 2009. The Company is reimbursed one half of each month’s rent because D2Fusion, an affiliate, subleases and pays one half of the expenses.

The	Company’s future obligations under office space operating lease agreements are as follows: Year Ending:

       December 31, 2007                         $    50,400

       December 31, 2008                              50,400

       December 31, 2009                              50,400

       December 31, 2010                                   -

       December 31, 2011                                   -
------ -------------------------------------    --------------
Total minimum lease payments                     $   151,200
                                                ==============

                                                            Planktos, Inc.
                                                     (a Development Stage Company)

                                                   Consolidated Financial Statements
                                                      December 31, 2006 and 2005

                                                               Contents

Report of Independent Registered Public Accounting Firm                                               FD-2

Balance Sheets                                                                                        FD-3

Statements of Operations                                                                              FD-4

Statements of Stockholders' Equity                                                                    FD-5

Statement of Cash Flows                                                                               FD-6

Notes to the Financial Statements                                                                     FD-7

Board of Directors

Planktos, Inc.

Foster City, California

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying balance sheets of Planktos, Inc. (a development stage company) as of December 31, 2006 and 2005 and the related statements of operations, stockholder’s deficit and cash flows for the years then ended and for the period from February 11, 2005 (inception) through December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Planktos, Inc. as of December 31, 2006 and 2005 and the results of its operations, stockholder’s deficit and cash flows for the years then ended, and for the period from February 11, 2005 (inception) to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company’s significant operating losses and negative working capital raise substantial doubt about its ability to continue as a going concern. Management’s plans regarding the resolution of this issue are also discussed in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

As discussed in Note 2 to the financial statements, Planktos, Inc. adopted the provisions of Statement of Financial Accounting Standards No. 123 (revised 2004), “Share-Based Payment,” effective January 1, 2006.

/s/ Williams & Webster, P.S.

Williams & Webster, P.S.

Certified Public Accountants

Spokane, Washington

May 23, 2007

PLANKTOS, INC.
(A Development Stage Company)
BALANCE SHEETS
-------------------------------------------------------------------------- ---- ------------------- -- --- --------------------

                                                                                   December 31,                December 31,
                                                                                       2006                       2005
                                                                                -------------------        --------------------
ASSETS

CURRENT ASSETS
        Cash                                                                 $             154,238      $               24,890
        Receivable from affiliate                                                           86,956                           -
        Prepaid expenses                                                                     7,162                           -
                                                                                -------------------        --------------------
               TOTAL CURRENT ASSETS                                                        248,356                      24,890
                                                                                -------------------        --------------------

OTHER ASSETS
        Deposits                                                                             4,720                       4,820
                                                                                -------------------        --------------------

TOTAL ASSETS                                                                 $             253,076      $               29,710
                                                                                ===================        ====================

LIABILITIES AND STOCKHOLDER'S DEFICIT

CURRENT LIABILITIES
        Accounts payable                                                     $               1,071      $                    -
        Accrued liabilities                                                                  6,501                           -
        Payable to affiliate                                                                 5,824                       4,820
        Advances from related party                                                        939,750                     149,840
                                                                                -------------------        --------------------
               TOTAL CURRENT LIABILITIES                                                   953,146                     154,660
                                                                                -------------------        --------------------

COMMITMENTS AND CONTINGENCIES                                                                    -                           -
                                                                                -------------------        --------------------

STOCKHOLDER'S DEFICIT
        Common stock, 10,000,000 shares authorized; no par value,
               100 shares issued  and outstanding                                              100                         100
        Additional paid-in capital                                                          41,101                       1,163
        Accumulated deficit during development stage                                     (741,271)                   (126,213)
                                                                                -------------------        --------------------
               TOTAL STOCKHOLDER'S  DEFICIT                                              (700,070)                   (124,950)
                                                                                -------------------        --------------------

TOTAL LIABILITIES AND STOCKHOLDER'S DEFICIT                                  $             253,076      $               29,710
                                                                                ===================        ====================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC.
(A Development Stage Company)
STATEMENTS OF OPERATIONS
----------------------------------------------------------- -- --- ---------------- --- ----------------- --- -----------------

                                                                                         From Inception        From Inception
                                                                                         (February 11,         (February 11,
                                                                                             2005)                 2005)
                                                                     Year Ended             through               through
                                                                     December 31,          December 31,          December 31,
                                                                        2006                  2005                  2006
                                                                   ----------------     -----------------     -----------------

REVENUES                                                        $                -   $                 -   $                 -
                                                                   ----------------     -----------------     -----------------

EXPENSES
       General and administrative                                          536,545               159,928               696,473
       Marketing and selling expenses                                       31,556                 5,122                36,678
       Research and development                                             42,660                     -                42,660
                                                                   ----------------     -----------------     -----------------
            TOTAL EXPENSES                                                 610,761               165,050               775,811
                                                                   ----------------     -----------------     -----------------

LOSS FROM OPERATIONS                                                     (610,761)             (165,050)             (775,811)
                                                                   ----------------     -----------------     -----------------

OTHER INCOME (EXPENSES)
       Other income                                                         11,119                     -                11,119
       Other income - related party                                         21,000                40,000                61,000
       Interest income                                                       3,522                     -                 3,522
       Interest expense                                                   (39,938)               (1,163)              (41,101)
                                                                   ----------------     -----------------     -----------------
            TOTAL OTHER INCOME (EXPENSE)                                   (4,297)                38,837                34,540

LOSS BEFORE TAXES                                                        (615,058)             (126,213)             (741,271)

INCOME TAXES                                                                     -                     -                     -
                                                                   ----------------     -----------------     -----------------

NET LOSS                                                       $         (615,058)  $          (126,213)  $          (741,271)
                                                                   ================     =================     =================

       NET LOSS PER COMMON SHARE,
            BASIC AND DILUTED                                   $          (6,151)   $           (1,262)
                                                                   ================     =================

       WEIGHTED AVERAGE NUMBER
            OF COMMON SHARES OUTSTANDING,
            BASIC AND DILUTED                                                  100                   100
                                                                   ================     =================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC.
(A Development Stage Company)
STATEMENT OF STOCKHOLDER'S DEFICIT
------------------------------------------------------------------- --------------- --- ------------- --- -------------- --- ------------------ --- ------------------

                                                                                                                                  Deficit
                                                                                                                                Accumulated
                                                                                                            Additional             During                 Total
                                                                              Common Stock                   Paid-in            Development           Stockholder's
                                                                    ---------------------------------
                                                                        Shares             Amount            Capital               Stage                  Equity
                                                                    ---------------     -------------     --------------     ------------------     ------------------

Balance, February 11, 2005 (Inception)                                           -  $              -  $               -  $                   -  $                   -

     Shares issued for cash                                                    100               100                  -                      -                    100

     Contribution of capital by shareholders in
       form of foregone interest                                                 -                 -              1,163                      -                  1,163

     Net loss for the year ended December 31, 2005                               -                 -                  -              (126,213)              (126,213)
                                                                    ---------------     -------------     --------------     ------------------     ------------------

Balance, December 31, 2005                                                     100               100              1,163              (126,213)              (124,950)

     Contribution of capital by shareholders in
       form of foregone interest                                                 -                 -             39,938                      -                 39,938

     Net loss for the year ended December 31, 2006                               -                 -                  -              (615,058)              (615,058)
                                                                    ---------------     -------------     --------------     ------------------     ------------------

Balance, December 31, 2006                                                     100  $            100  $          41,101  $           (741,271)  $           (700,070)
                                                                    ===============     =============     ==============     ==================     ==================

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC.
(A Development Stage Company)
STATEMENTS OF CASH FLOWS
------------------------------------------------------------------- --- -------------- -- --- -------------- -- --- --------------

                                                                                              From Inception        From Inception
                                                                                               (February 11,         (February 11,
                                                                                                   2005)                 2005)
                                                                          Year Ended              through               through
                                                                         December 31,          December 31,          December 31,
                                                                             2006                  2005                  2006
                                                                        --------------        --------------        --------------

CASH FLOWS FROM OPERATING ACTIVITIES:
      Net loss                                                      $       (615,058)     $       (126,213)     $       (741,271)
      Adjustments to reconcile net loss to net cash used in
      operating
            activities:
         Expenses paid through contribution of additional paid-in              39,938                 1,163                41,101
         capital
         (Increase) decrease in:                                                                                                -
             Deposits                                                             100               (4,820)               (4,720)
             Prepaid expenses                                                 (7,162)                     -               (7,162)
         Increase (decrease) in:                                                                                                -
             Accounts payable                                                   1,071                     -                 1,071
             Accrued liabilities                                                6,501                     -                 6,501
                                                                        --------------        --------------        --------------
         Net cash used by operating activities                              (574,610)             (129,870)             (704,480)
                                                                        --------------        --------------        --------------

CASH FLOWS PROVIDED BY INVESTING ACTIVITIES:                                        -                     -                     -
                                                                        --------------        --------------        --------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
      Issuance of common stock for cash                                             -                   100                   100
      Affiliate receivable/payable                                           (85,952)                 4,820              (81,132)
      Advances from related party                                             789,910               149,840               939,750
                                                                        --------------        --------------        --------------
      Net cash provided by financing activities                               703,958               154,760               858,718
                                                                        --------------        --------------        --------------

      NET INCREASE (DECREASE) IN CASH                                         129,348                24,890               154,238

CASH, BEGINNING OF PERIOD                                                      24,890                     -                     -
                                                                        --------------        --------------        --------------

CASH, END OF PERIOD                                                 $         154,238     $          24,890     $         154,238
                                                                        ==============        ==============        ==============

SUPPLEMENTAL CASH FLOW INFORMATION:
      Interest paid                                                 $               -     $               -     $               -
                                                                        ==============        ==============        ==============
      Income taxes paid                                             $               -     $               -     $               -
                                                                        ==============        ==============        ==============

                               The accompanying notes are an integral part of these financial statements

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

NOTE 1 – DESCRIPTION AND HISTORY OF BUSINESS

Planktos, Inc. (“the Company”) was incorporated under the laws of the State of California on February 11, 2005. The Company was organized primarily for the purpose of research and development of ocean restoration and green house gas mitigation.

Solar Energy Limited is the Company’s sole stockholder. The Company maintains an office in Foster City, California. The Company’s year-end is December 31.

The Company is in the development stage according to Financial Accounting Standards Board Statement No. 7 and is currently focusing its attention on raising capital in order to pursue its goals.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Solar Energy Limited is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Accounting Method

The Company’s financial statements are prepared using the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid investments and short-term debt instruments with original maturities of three months or less to be cash equivalents.

Concentrations

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash and cash equivalents. The Company places its cash and cash equivalents at well-known, quality financial institutions.

Derivative Instruments

The Financial Accounting Standards Board issued Statement of Financial Accounting Standards (“SFAS”) No. 133, “Accounting for Derivative Instruments and Hedging Activities,” as amended by SFAS No. 137, “Accounting for Derivative Instruments and Hedging Activities – Deferral of the Effective Date of FASB No. 133", SFAS No. 138, “Accounting for Certain Derivative Instruments and Certain Hedging Activities”, and SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities”, which is effective for the Company as of its inception. These statements establish accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. They require that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value.

If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or (ii) the earnings effect of the hedged forecasted transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. The Company has not entered into derivatives contracts to hedge existing risks or for speculative purposes.

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

For the years ended December 31, 2006 and 2005, the Company has not engaged in any transactions that would be considered derivative instruments or hedging activities.

Development Stage Activities

The Company has been in the development stage since inception. The Company has no revenues from its planned operations. The Company is in the development stage according to Financial Accounting Standards Board Statement No. 7 and is currently focusing its attention on raising capital in order to pursue its goals.

Earnings (Loss) Per Share

The Company computes net income (loss) per common share in accordance with Statement of Financial Accounting Standards No. 128, “Earnings per Share.” Net income (loss) per share is based upon the weighted average number of outstanding common shares and the dilutive effect of common share equivalents, such as options and warrants to purchase common stock, convertible preferred stock and convertible notes, if applicable, that are outstanding each year. Basic and diluted earnings per share were the same at the reporting dates of the accompanying financial statements, as including common stock equivalents in the calculation of diluted earnings per share would have been antidilutive.

Fair Value of Financial Instruments

The Company’s financial instruments as defined by Statement of Financial Accounting Standards No. 107, “Disclosures about Fair Value of Financial Instruments,” include cash, trade accounts receivable, and accounts payable and accrued expenses. All instruments are accounted for on a historical cost basis, which, due to the short maturity of these financial instruments, approximates fair value at December 31, 2006 and 2005.

Foreign Currency Translation Gains/Losses

The Company has adopted Statement of Financial Accounting Standard No. 52. Monetary assets and liabilities denominated in foreign currencies are translated into United States dollars at rates of exchange in effect at the balance sheet date. Gains or losses are included in income for the year, except gains or losses relating to long-term debt which are deferred and amortized over the remaining term of the debt. Non-monetary assets, liabilities and items recorded in income arising from transactions denominated in foreign currencies are translated at rates of exchange in effect at the date of the transaction. The Company’s functional currency is the U.S. dollar.

Impaired Asset Policy

The Company adopted Statement of Financial Accounting Standards No. 144, “Accounting for Impairment or Disposal of Long-Lived Assets.” In complying with this standard, the Company reviews its long-lived assets quarterly to determine if any events or changes in circumstances have transpired which indicate that the carrying value of its assets may not be recoverable. The Company determines impairment by comparing the undiscounted future cash flows estimated to be generated by its assets to their respective carrying amount whenever events or changes in circumstances indicate that an asset may not be recoverable.

Provision for Taxes

Income taxes are provided based upon the liability method of accounting pursuant to Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes.” Under this approach, deferred income taxes are recorded to reflect the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year-end. A valuation allowance is recorded against deferred tax assets if management does not believe the Company has met the “more likely than not” standard imposed by SFAS No. 109 to allow recognition of such an asset.

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

Recent Accounting Pronouncements

In September, 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans – an amendment of FASB Statements No. 87,88,106, and 132(R)". This statement requires an employer to recognize the overfunded or underfunded statues of a defined benefit postretirement plan (other than a multiemployer plan) as an asset or liability in its statement of financial position and to recognize changes in that funded status in the year in which the changes occur through comprehensive income of a business entity or changes in unrestricted net assets of a not for profit organization. This statement also requires an employer to measure the funded status of a plan as of the date of its year end statement of financial position, with limited exceptions. The adoption of this statement had no immediate material effect on the Company’s financial condition or results of operations.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements,” (hereinafter “SFAS No. 157”) which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles (GAAP), and expands disclosures about fair value measurements. Where applicable, SFAS No. 157 simplifies and codifies related guidance within GAAP and does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Earlier adoption is encouraged. The Company does not expect the adoption of SFAS No. 157 to have a significant immediate effect on its financial position or results of operations.

In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109” (hereinafter “FIN 48”), which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material immediate impact on its financial reporting. The Company is currently evaluating the impact, if any, the adoption of FIN 48 will have on its disclosure requirements.

In March 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 156, “Accounting for Servicing of Financial Assets, an Amendment of FASB Statement No. 140,” (hereinafter “SFAS No. 156”). This statement requires an entity to recognize a servicing asset or servicing liability each time it undertakes an obligation to service a financial asset by entering into a servicing contract in any of the following situations: a transfer of the servicer’s financial assets that meets the requirements for sale accounting; a transfer of the servicer’s financial assets to a qualifying special-purpose entity in a guaranteed mortgage securitization in which the transferor retains all of the resulting securities and classifies them as either available-for-sale securities or trading securities; or an acquisition or assumption of an obligation to service a financial asset that does not relate to financial assets of the servicer or its consolidated affiliates. The statement also requires all separately recognized servicing assets and servicing liabilities to be initially recorded at fair value, if practicable, and permits an entity to choose either the amortization or fair value method for subsequent measurement of each class of servicing assets and liabilities. The statement further permits, at its initial adoption, a one-time reclassification of available-for-sale securities to trading securities by entities with recognized servicing rights, without calling into question the treatment of other available-for-sale securities under Statement No. 115, provided that the available-for-sale securities are identified in some manner as offsetting the entity’s exposure to changes in fair value of servicing assets or servicing liabilities that a servicer elects to subsequently measure at fair value and requires separate presentation of servicing assets and servicing liabilities subsequently measured at fair value in the statement of financial position and additional disclosures for all separately recognized servicing assets and servicing liabilities. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. Management believes the adoption of this statement will have no immediate impact on the Company’s financial condition or results of operations.

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

In February 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 155, “Accounting for Certain Hybrid Financial Instruments, an Amendment of FASB Standards No. 133 and 140,” (hereinafter “SFAS No. 155”). This statement established the accounting for certain derivatives embedded in other instruments. It simplifies accounting for certain hybrid financial instruments by permitting fair value remeasurement for any hybrid instrument that contains an embedded derivative that would otherwise require bifurcation under SFAS No. 133 as well as eliminating a restriction on the passive derivative instruments that a qualifying special-purpose entity may hold under SFAS No. 140. This statement allows a public entity to irrevocably elect to initially and subsequently measure a hybrid instrument that would be required to be separated into a host contract and derivative in its entirety at fair value (with changes in fair value recognized in earnings) so long as that instrument is not designated as a hedging instrument pursuant to the statement. SFAS No. 140 previously prohibited a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for fiscal years beginning after September 15, 2006, with early adoption permitted as of the beginning of an entity’s fiscal year. The Company has adopted this statement and as a result recorded a derivative with the issuance of convertible debt. See Note 7.

In May 2005, the Financial Accounting Standards Board, issued Statement of Financial Accounting Standards (“SFAS No. 154”), “Accounting Changes and Error Corrections,” which replaces Accounting Principles Board Opinion No. 20, “Accounting Changes,” and SFAS No. 3, “Reporting Accounting Changes in Interim Financial Statements — An Amendment of APB Opinion No. 28". SFAS No. 154 provides guidance on accounting for and reporting changes in accounting principle and error corrections. Management believes the adoption of SFAS No. 154 had no immediate impact on the financial position, results of operations, or cash flows.

Revenue Recognition

The Company recognizes revenue from product sales when there is a mutually executed sales contract, when the products are shipped and title passes to customers, when the contract price and terms are fixed, and when collectibility is reasonably assured.

Use of Estimates

The process of preparing financial statements in conformity with accounting principles generally accepted in the United States of America requires the use of estimates and assumptions regarding certain types of assets, liabilities, revenues, and expenses. Such estimates primarily relate to unsettled transactions and events as of the date of the financial statements. Accordingly, upon settlement, actual results may differ from estimated amounts.

NOTE 3 – GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has negative working capital and no revenues, has incurred a net loss for year ended December 31, 2006, and has an accumulated deficit since the inception of the Company. These factors indicate that the Company may be unable to continue in existence. The Company is currently putting business plans in place which will, if successful, mitigate these factors which raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans includes the following: (1) obtaining funding from private placement sources; (2) obtaining additional funding from the sale of the Company’s securities; (3) establishing revenues from commercializing of its project; and (4) obtaining loans and grants from various financial institutions, where possible. The financial statements do not include any adjustments related to the recoverability and classification of recorded assets, or the amounts and classification of liabilities that might be necessary in the event the Company cannot continue existence.

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

NOTE 4 – STOCKHOLDER’S EQUITY TRANSACTIONS

The Company is authorized to issue 10,000,000 shares of no par common stock. All shares have equal voting rights, are non-assessable and have one vote per share. Voting rights are not cumulative and, therefore, the holders of more than 50% of the common stock could, if they choose to do so, elect all of the directors of the Company.

During the years ended December 31, 2006 and 2005, Solar Energy Limited, the Company’s sole shareholder, contributed capital in form of foregone interest in the amount of $39,938 and $1,163, respectively. See Note 5.

Also, in the year ended December 31, 2005, Solar Energy Limited purchased 100 shares of the Company’s common stock in exchange for $100.

NOTE 5 – RELATED PARTY TRANSACTIONS

The Company, and its affiliate D2Fusion, Inc., a company with a common shareholder, share research and development facilities. D2Fusion owed the Company $86,956 for reimbursable expenses at December 31, 2006 and at December 31, 2005, the Company owed D2Fusion $4,820. These amounts are uncollateralized, non-interest bearing, and due on demand.

As of December 31, 2006, Planktos Corp., an affiliate company, had advanced the Company $5,824 for operational expenses. See Note 8.

The Company has received advances from its parent, Solar Energy Limited, to fund its research and development and general operations. At December 31, 2006 and 2005, the Company had unsecured related party advances of $939,750 and $149,840, respectively. These advances have no specific due dates, are currently uncollateralized, and are non-interest bearing, however, interest is imputed using the Libor one-year rate. In the years ending December 31, 2006 and 2005, the Company calculated interest at $39,938 and $1,163, respectively. This interest expense was recorded as contributed capital in the accompanying financial statements because the parent company elected to forgive this interest.

In 2006 and 2005, the Company provided management fees to an affiliate for $21,000 and $40,000, respectively. These fees are not part of normal operations and were recorded as other income.

NOTE 6 – COMMITMENTS

Lease Commitments

The Company also maintains office and research and development space for which the Company pays approximately $4,200 a month. The term of the Company’s lease on this space terminates in December 2009. The Company is reimbursed one half of each month’s rent because D2Fusion, an affiliate, subleases and pays one half of the expenses.

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

The Company’s future obligations under office space operating lease agreements are as follows:

Year Ending:
       December 31, 2007                         $    50,400

       December 31, 2008                              50,400

       December 31, 2009                              50,400

       December 31, 2010                                   -

       December 31, 2011                                   -
------ -------------------------------------    --------------
Total minimum lease payments                     $   151,200
                                                ==============

NOTE 7 – INCOME TAXES

At December 31, 2006 and 2005, the Company had gross deferred tax assets calculated at an expected blended rate of 35% of approximately $245,000 and $43,700, respectively, principally arising from net operating loss carryforwards for income tax purposes. As management of the Company cannot determine that it is more likely than not that the Company will realize the benefit of the deferred tax asset, a valuation allowance equal to the deferred tax asset was recorded at December 31, 2006 and 2005. The net change in the allowance account was an increase of $201,300 for the year ended December 31, 2006.

The significant components of the Company’s deferred tax assets at December 31, 2006 and 2005 are as follows:

                                                             December 31, 2006      December 31, 2005
                                                            --------------------    -------------------
                                                            --------------------    -------------------
Net Operating Income (Loss)
Net loss per Financial Statements                                    $(615,058)             $(126,213)
    Add:                                                                      -                      -
Interest expense                                                         39,938                  1,163
                                                            --------------------    -------------------
Net Operating Loss for the year - NOL                                $(575,120)            $ (125,050)
                                                            ====================    ===================

Net Operating Losses Carryforward
Prior year Cumulative Total                                           $ 125,050        $             -
Current Year NOL                                                        575,120                125,050
                                                            --------------------    -------------------
Net Operating Losses Carryforward Cumulative                          $ 700,170              $ 125,050
                                                            ====================    ===================

Effective Tax Rate
                 Federal statutory tax rate                             35.00%                 35.00%
                 State taxes                                             0.00%                  0.00%
                                                            -------------------    -------------------
                                                                        35.00%                 35.00%
                                                            ===================    ===================

Deferred Tax Asset
                 Deferred tax asset before allowance               $   245,000             $   43,700
                 Valuation allowance                                 (245,000)               (43,700)
                                                            -------------------    -------------------
                 Net deferred tax asset                                      $                      $
                                                                             -                      -
                                                            ===================    ===================

PLANKTOS, INC

(A Development Stage Company)

Notes to the Financial Statements

December 31, 2006

NOTE 8 – SUBSEQUENT EVENTS

On January 12, 2007, the Company’s parent, Solar Energy Limited, entered into a securities exchange agreement and plan of exchange with Planktos Corp. (formerly Diatom Corporation) whereby Solar intends to sell 100% ownership of Planktos, Inc. to Planktos Corp., in exchange for an aggregate of 45,000,000 shares of Planktos Corp.‘s common stock, and the fulfillment of certain conditions on or before closing. The conditions include that Planktos Corp. (a) make available working capital of no less than $1,000,000 to Planktos, Inc. on or before the acquisition is completed, (b) cancel 45,000,000 shares of its issued and outstanding common share capital on or before the acquisition is completed, and (c) obtain shareholder approval of the transaction. This transaction is still pending.

                                                            Planktos Corp.
                                                     (Formerly Diatom Corporation)
                                                     (A Development Stage Company)

                                              Pro Forma Consolidated Financial Statements
                                                            March 31, 2007
                                                              (Unaudited)

                                                               Contents

Consolidated Balance Sheets                                             FE-2

Interim Consolidated Statements of Operations                           FE-3

Notes to Interim Consolidated Financial Statements                      FE-4

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
BALANCE SHEETS
                                                                                      Planktos          Planktos                                               Proforma
                                                                                        Corp.             Inc.            Proforma          Proforma         Consolidated
                                                                                        March            March           Adjustments       Adjustments          March
                                                                                      31, 2007          31, 2007             Dr.               Cr.             31, 2007
                                                                                     ------------     -------------                                          -------------
                                                                                     (Unaudited)      (Unaudited)                                            (Unaudited)
ASSETS
          CURRENT ASSETS
              Cash                                                               $       238,184  $         29,922     $                    $              $      268,106
              Advances receivable                                                        485,823            94,172                              485,824            94,171
              Prepaid expenses                                                                 -             1,474                                                  1,474
              Deposits                                                                         -             4,720                                                  4,720
                                                                                     ------------     -------------                                          -------------
                  Total Current Assets                                                   724,007           130,288                                                368,471
                                                                                     ------------     -------------                                          -------------
          OTHER ASSETS
              Vessel and other fixed assets, net of depreciation                         805,434                 -                                                805,434
                                                                                     ------------     -------------                                          -------------
                  Total Other Assets                                                     805,434                 -                                                805,434
                                                                                     ------------     -------------                                          -------------

          TOTAL ASSETS                                                           $     1,529,441  $        130,288                                              1,173,905
                                                                                     ============     =============                                          =============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
          CURRENT LIABILITIES
              Accounts payable                                                   $         3,872  $          4,851     $                    $              $        8,723
              Accrued liabilities                                                              -                54                                                     54
              Other current liabilities                                                        -            22,500                                                 22,500
              Advances payable                                                                 -         1,425,574            485,824                             939,750
              Loan payable                                                                97,511                 -                                                 97,511
                                                                                     ------------     -------------                                          -------------
                  Total Current Liabilities                                              101,383         1,452,979                                              1,068,538
                                                                                     ------------     -------------                                          -------------
          COMMITMENTS AND CONTINGENCIES                                                        -                 -                                                      -
                                                                                     ------------     -------------                                          -------------
          STOCKHOLDERS' EQUITY (DEFICIT)
              Common stock, authorized 100,000,000 shares of $0.001 par
               value, issued and outstanding 83,073,838 at March 31, 2007                 83,074               100                100                              83,074

              Additional paid-in capital                                               5,086,513            53,319                                  100         5,139,932

              Deficit accumulated during development stage                           (3,741,529)       (1,376,110)                                            (5,117,639)
                                                                                     ------------     -------------                                          -------------
                  Total Stockholders' Equity (Deficit)                                                 (1,322,691)                                                105,367
                                                                                       1,428,058
                                                                                     ------------     -------------                                          -------------

          TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY (DEFICIT)                  $     1,529,441  $        130,288                                         $    1,173,905
                                                                                     ============     =============                                          =============

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
INTERIM CONSOLIDATED STATEMENT OF OPERATIONS

                                                                                 Planktos           Planktos
                                                                                   Corp.              Inc.
                                                                               Three Months       Three Months                                             Proforma
                                                                                   Ended             Ended            Proforma           Proforma        Consolidated
                                                                                   March             March           Adjustments       Adjustments          March
                                                                                 31, 2007           31, 2007             Dr.               Cr.             31, 2007
                                                                               --------------    ---------------    --------------     -------------    ---------------
                                                                                (Unaudited)       (Unaudited)                                            (Unaudited)

REVENUES                                                                              $    -             $    -        $                    $             $          -

OPERATING EXPENSES

     General and administrative                                                      169,131            252,912                                                422,043

     Marketing and selling                                                                 -             41,160                                                 41,160

     Research and development                                                              -             50,000                                                 50,000

     Vessel operating costs                                                                -            253,849                                                253,849
                                                                               --------------    ---------------                                        ---------------
        Total Operating Expenses
                                                                                     169,131            597,921                                                767,052
                                                                               --------------    ---------------                                        ---------------
LOSS FROM OPERATIONS
                                                                                   (169,131)          (597,921)                                              (767,052)
                                                                               --------------    ---------------                                        ---------------
OTHER INCOME (EXPENSE)

     Other income                                                                          -                  -                                                      -

     Interest income                                                                       -                300                                                    300

     Charitable contribution                                                               -           (25,000)                                               (25,000)

     Interest expense                                                                      -           (12,218)                                               (12,218)

     Write down of marketing rights                                                        -                  -                                                      -
                                                                               --------------    ---------------                                        ---------------
        Total Other Income (Expense)
                                                                                           -           (36,918)                                               (36,918)
                                                                               --------------    ---------------                                        ---------------
NET LOSS BEFORE INCOME TAX
                                                                                   (169,131)          (634,839)                                              (803,970)

INCOME TAX EXPENSE                                                                         -                  -                                                      -
                                                                               --------------    ---------------                                        ---------------

NET LOSS                                                                         $ (169,131)      $    (634,839)                                        $      (803,970)
                                                                               ==============    ===============                                        ===============

NET LOSS PER SHARE                                                              $      (0.00)    $       (6,348)
                                                                               ==============    ===============

 WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                             83,073,838               100
                                                                               ==============    ===============

PLANKTOS CORP.

(formerly Diatom Corporation)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO PRO FORMA INTERIM CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2007

(Unaudited)

NOTE 1 — Summary of Transaction

On January 12, 2007, the Company entered into a securities exchange agreement and plan of exchange with Solar Energy, Ltd. to acquire 100% ownership of Planktos, Inc. (a subsidiary of Solar) in exchange for an aggregate of 45,000,000 shares of common stock of Planktos Corp., and the fulfillment of certain conditions on or before closing. The conditions include: (a) making available working capital of no less than $1,000,000 to Planktos on or before the acquisition is completed, (b) cancellation of 45,000,000 shares of issued and outstanding common share capital on or before the acquisition is completed, and (c) obtaining shareholder approval of the transaction.

NOTE 2 – Management Assumptions

The pro forma balance sheets and statements of operations assume the two Companies were consolidated as of January 1, 2007.

All intercompany accounts for assets, liabilities and equity for each Company have been eliminated as of March 31, 2007.

                                                            Planktos Corp.
                                                     (Formerly Diatom Corporation)
                                                     (A Development Stage Company)

                                              Pro Forma Consolidated Financial Statements
                                                           December 31, 2006
                                                              (Unaudited)

                                                               Contents

Consolidated Balance Sheets                                         FF-2

Interim Consolidated Statements of Operations                       FF-3

Notes to Interim Consolidated Financial Statements                  FF-4

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
BALANCE SHEETS
                                                                                     Planktos         Planktos                                           Proforma
                                                                                      Corp.             Inc.           Proforma         Proforma       Consolidated
                                                                                     December         December       Adjustments      Adjustments        December
                                                                                     31, 2006         31, 2006           Dr.              Cr.            31, 2006
                                                                                   -------------     ------------                                      --------------
                                                                                    (Audited)         (Audited)                                          (Audited)
ASSETS
      CURRENT ASSETS
          Cash                                                                  $    67,121       $   154,238          $            $               $   221,359
          Advances receivable                                                         5,824            86,956                           5,824            86,956
          Prepaid expenses                                                                -             7,162                                             7,162
          Deposits                                                                        -             4,720                                             4,720
                                                                                   -------------     ------------                                      --------------

      TOTAL ASSETS                                                              $    72,945       $   253,076                                           320,197
                                                                                   =============     ============                                      ==============

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
      CURRENT LIABILITIES
          Accounts payable                                                      $       245        $    1,071          $            $               $     1,316
          Accrued liabilities                                                             -             6,501                                             6,501
          Advances payable                                                                -           945,574          5,824                            939,750
          Loan payable                                                              174,511                 -                                           174,511
                                                                                   -------------     ------------                                      --------------
             Total Current Liabilities                                              174,756           953,146                                         1,122,078
                                                                                   -------------     ------------                                      --------------

      COMMITMENTS AND CONTINGENCIES                                                       -                 -                                                 -
                                                                                   -------------     ------------                                      --------------

      STOCKHOLDERS' EQUITY (DEFICIT)
          Common stock, authorized 100,000,000 shares
            of $0.001 par value, issued and outstanding 77,438,838
            at December 31, 2006                                                     77,439               100             100                            77,439
          Additional paid-in capital                                              3,393,148            41,101                          100            3,434,349
          Deficit accumulated during development stage                          (3,572,398)         (741,271)                                       (4,313,669)
                                                                                   -------------     ------------                                      --------------
             Total Stockholders' Equity (Deficit)                                 (101,811)         (700,070)                                         (801,881)
                                                                                   -------------     ------------                                      --------------

      TOTAL LIABILITIES AND STOCKHOLDERS'  EQUITY (DEFICIT)                     $    72,945       $   253,076                                           320,197
                                                                                   =============     ============                                      ==============

PLANKTOS CORP
(formerly Diatom Corporation)
(A Development Stage Company)
CONSOLIDATED STATEMENT OF OPERATIONS
                                                                                Planktos          Planktos
                                                                                  Corp.             Inc.
                                                                               Fiscal Year      Fiscal Year                                            Proforma
                                                                                  Ended            Ended            Proforma         Proforma        Consolidated
                                                                                December          December        Adjustments      Adjustments         December
                                                                                31, 2006          31, 2006            Dr.              Cr.             31, 2006
                                                                              --------------    -------------     -------------    -------------     --------------
                                                                                (Audited)        (Audited)                                             (Audited)

REVENUES                                                                         $        -       $        -   $                $                   $            -

OPERATING EXPENSES
     General and administrative                                                      36,793          536,545                                               573,338
     Marketing and selling                                                                -           31,556                                                31,556
     Research and development                                                             -           42,660                                                42,660
                                                                              --------------    -------------                                        --------------
        Total Operating Expenses                                                     36,793          610,761                                               647,554
                                                                              --------------    -------------                                        --------------
LOSS FROM OPERATIONS                                                               (36,793)
                                                                                                   (610,761)                                             (647,554)
                                                                              --------------    -------------                                        --------------

OTHER INCOME (EXPENSE)
     Other income                                                                         -           32,119                                                32,119
     Interest income                                                                      -            3,522                                                 3,522
     Interest expense                                                                     -         (39,938)                                              (39,938)

     Write down of marketing rights                                               (250,000)                -                                             (250,000)
                                                                              --------------    -------------                                        --------------
        Total Other Income (Expense)                                                                 (4,297)
                                                                                  (250,000)                                                              (254,297)
                                                                              --------------    -------------                                        --------------
NET LOSS BEFORE INCOME TAX
                                                                                  (286,793)        (615,058)                                             (901,851)

INCOME TAX EXPENSE                                                                        -                -                                                     -
                                                                              --------------    -------------                                        --------------

NET LOSS                                                                         $(286,793)       $(615,058)                                            $(901,851)
                                                                              ==============    =============                                        ==============

NET LOSS PER SHARE                                                               $   (0.00)       $  (6,151)
                                                                              ==============    =============

 WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING                           77,438,838               100
                                                                              ==============    =============

PLANKTOS CORP.

(formerly Diatom Corporation)

(A DEVELOPMENT STAGE COMPANY)

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2006

(Audited)

NOTE 1 — Summary of Transaction

On January 12, 2007, the Company entered into a securities exchange agreement and plan of exchange with Solar Energy, Ltd. to acquire 100% ownership of Planktos, Inc. (a subsidiary of Solar) in exchange for an aggregate of 45,000,000 shares of common stock of Planktos Corp., and the fulfillment of certain conditions on or before closing. The conditions include: (a) making available working capital of no less than $1,000,000 to Planktos on or before the acquisition is completed, (b) cancellation of 45,000,000 shares of issued and outstanding common share capital on or before the acquisition is completed, and (c) obtaining shareholder approval of the transaction.

NOTE 2 – Management Assumptions

The pro forma balance sheets and statements of operations assume the two Companies were consolidated as of January 1, 2006.

All intercompany accounts for assets, liabilities and equity for each Company have been eliminated as of December 31, 2006.